As filed with the Securities and Exchange Commission on May 14, 2007
Investment Company Act File No. 811-04739
Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 18

THE ZWEIG FUND, INC.
(Exact name of Registrant as specified in charter)

900 Third Avenue
New York, New York 10022
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
212-451-1100

George R. Aylward
President
The Zweig Fund, Inc.
900 Third Avenue
New York, New York 10022
(Name and Address of Agent for Service)

With Copies to:

Robert E. Smith, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering	Aggregate	Registration
Being Registered	Registered	Price per Share(1)	Offering Price	Fee
Common Stock, par value $0.10 per share	170,648 Shares	$5.86	$1,000,000	$30.70

(1)	Estimated solely for the purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low prices for the Fund’s Common Stock reported on the New York Stock Exchange, Inc. on May 10, 2007.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE ZWEIG FUND, INC.

FORM N-2

CROSS REFERENCE SHEET

Pursuant to Rule 481(a)

Item
Number	Form N-2	Location in Prospectus

Part A
1.	Outside Front Cover	Outside Front Cover Page of Prospectus
2.	Cover Pages; Other Offering Information	Outside Front Cover of Prospectus
3.	Fee Table and Synopsis	Fund Expenses
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	The Offer
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	The Offer; Use of Proceeds
8.	General Description of the Registrant	The Fund; Market Price and Net Asset Value Information; Investment Objective and Policies; Risk Factors and Special Considerations
9.	Management	Management of the Fund; Custodian, Dividend Paying Agent, Transfer Agent and Registrar
10.	Capital Stock, Long-Term Debt, and Other Securities	Distributions; Distribution Reinvestment and Cash Purchase Plan; Taxation; Description of Common Stock
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Legal Matters
13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Part B
14.	Cover Page	Cover Page
15.	Table of Contents	Table of Contents
16.	General Information and History	The Fund (in Part A)
17.	Investment Objectives and Policies	Investment Objective and Policies; Investment Restrictions
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Principal Shareholders
20.	Investment Advisory and Other Services	Management of the Fund (in Part A); Custodian, Dividend Paying Agent, Transfer Agent and Registrar (in Part A)
21.	Portfolio Managers	Management of the Fund (in Part A); Portfolio Managers
22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
23.	Tax Status	Taxation
24.	Financial Statements	Financial Statements

SUBJECT TO COMPLETION, DATED          , 2007

           Shares of Common Stock
THE ZWEIG FUND, INC.
Issuable Upon Exercise of Non-Transferable
Rights to Subscribe For Such Shares Of Common Stock

The Zweig Fund, Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its shareholders of record as of the close of business on          , 2007 (the “Record Date”) entitling the holders of these Rights to subscribe (the “Offer”) for an aggregate of           shares of common stock, par value $0.10 per share (the “Common Stock”). Shareholders of record will receive one Right for each outstanding Fund share owned on the Record Date. The Rights entitle the holders to purchase one share of Common Stock for every five Rights held, and shareholders of record who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege described in this Prospectus. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the shares, or up to an additional           shares of Common Stock, for an aggregate total of           shares. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (“NYSE”) or any other exchange. See “The Offer.” THE SUBSCRIPTION PRICE PER SHARE (THE “SUBSCRIPTION PRICE”) WILL BE EQUAL TO THE LOWER OF THE NET ASSET VALUE PER SHARE OF THE FUND’S COMMON STOCK (“NAV”) AT THE CLOSE OF BUSINESS ON          , 2007 (THE “PRICING DATE”) OR 95% OF THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND’S COMMON STOCK ON THE NYSE ON THE PRICING DATE AND THE FOUR PRECEDING BUSINESS DAYS.

The Offer will Expire at 5:00 p.m., New York City Time, on          , 2007 Unless Extended as Described Herein (The “Expiration Date”).

The Fund announced the Offer on May 10, 2007. The Fund’s Common Stock trades on the NYSE under the symbol “ZF.” Shares issued upon the exercise of Rights and the over-subscription privilege will be listed for trading on the NYSE, subject to notice of issuance. The net asset value per share of the Fund’s Common Stock at the close of business on May 10 2007 and          , 2007, the Record Date, were $5.97 and $     , respectively, and the last reported sales price of a share of the Fund’s Common Stock on the NYSE on those dates were $5.83 and $     , respectively.

The Fund is a diversified, closed-end management investment company. Its investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund’s investment adviser, Phoenix/Zweig Advisers LLC (the “Investment Adviser”). The Investment Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a wholly-owned investment management subsidiary of The Phoenix Companies, Inc., a NYSE listed company. The Investment Adviser engages Zweig Consulting LLC (the “Sub-Adviser”) to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. The extent of the Fund’s investment in equity securities will be determined primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. The Investment Adviser (and its predecessor) has provided investment advisory services to the Fund since its inception. Dr. Zweig has been engaged in the business of providing investment advisory services for over 35 years. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be realized. The Fund’s administrator is Phoenix Equity Planning Corporation (the “Administrator”). The Fund’s Investment Adviser, Sub-Adviser and Administrator will benefit from the Offer. See “Management of the Fund.”
(Continued on the following page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTING IN THE FUND’S COMMON SHARES INVOLVES RISKS.  SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN THE COMMON SHARES OF THE FUND.

	Estimated Price		Estimated Proceeds to Registrant or
	to Public(1)	Sales Load	Other Persons(2)(3)
Per Share		N/A
Total Maximum(4)		N/A

(Footnotes on the following page)

The date of this Prospectus is          , 2007.

Upon the completion of the Offer, shareholders of record who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price may be less than the net asset value per share as of the Pricing Date, the Offer may result in an immediate dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known how many shares will be subscribed for, what the net asset value or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be, such dilution could be minimal or substantial. Any such dilution will disproportionately affect non-exercising shareholders. See “The Offer” and “Risk Factors and Special Considerations.” Except as described in this Prospectus, shareholders of record will have no right to rescind their subscriptions after receipt of their payment for shares by the Subscription Agent.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated          , 2007 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this Prospectus. The Table of Contents of the SAI appears on Page    of this Prospectus.

Shareholders may obtain a copy, free of charge, of the SAI and the Fund’s annual and semi-annual report to shareholders, or request other information about the Fund, from, and should direct all questions and inquires relating to the Offer to, the Fund’s Information Agent, Georgeson, Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (866) 541-3552. The Fund makes available, free of charge, the SAI and the Fund’s annual and semi-annual report to shareholders at http://www.phoenixinvestments.com. The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. The Commission maintains a web site (http://www.sec.gov) that contains the SAI and other information regarding the Fund.

(Footnotes from the previous page)

(1)	Estimated, equal to the lower of the NAV at the close of business on , 2007 or 95% of the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on , 2007 and the four preceding business days.

(2)	Before deduction of offering expenses incurred by the Fund, estimated at approximately $ .

(3)	The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the shares.

(4)	Assumes all shares are purchased at the Estimated Subscription Price. Pursuant to the over-subscription privilege, the Fund may, at the discretion of the Board of Directors, increase the number of shares subject to subscription by up to 25% of the shares offered hereby. If the Fund increases the number of shares subject to subscription by 25%, the Total Maximum Estimated Subscription Price and Estimated Proceeds to the Fund will be $ and $ , respectively. The offering expenses in connection with this offering will be charged against paid-in capital of the Fund.

Certain numbers in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the allowable increase of 25% of the shares offered hereby pursuant to the over-subscription privilege will not occur.

The Fund

The Zweig Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations in October 1986. The Fund’s investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the investment adviser, Phoenix/Zweig Advisers LLC (the “Investment Adviser”), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a wholly-owned investment management subsidiary of The Phoenix Companies, Inc. (“Phoenix”), a New York Stock Exchange (“NYSE”) listed company. The Investment Adviser engages Zweig Consulting LLC (the “Sub-Adviser”) to perform asset allocation research and analysis and provide advice thereon to the Investment Adviser. The extent of the Fund’s investment in equity securities will be determined primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. The Investment Adviser (and its predecessor) has provided investment advisory services to the Fund since its inception. Dr. Zweig has been engaged in the business of providing investment advisory services for over 35 years. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be realized.

The Fund’s outstanding Common Stock, par value $0.10 per share (the “Common Stock”) is listed and traded on the NYSE. The average weekly trading volume of the Common Stock on the NYSE during the year ended December 31, 2006 was shares and was           shares as of          , 2007. As of          , 2007, the net assets of the Fund were approximately $     .

Phoenix Equity Planning Corporation (the “Administrator”) serves as the Fund’s administrator and receives from the Fund an administrative fee computed at the annual rate of 0.065% of the Fund’s average daily net assets. The Fund pays the Investment Adviser a monthly investment advisory fee computed at the annual rate of 0.85% of the Fund’s average daily net assets. See “Management of the Fund.”

Terms of the Offer

The Fund is issuing to its shareholders of record (“Record Date Shareholders”) as of the close of business on          , 2007 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for up to an aggregate of           Shares of Common Stock (the “Shares”) of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional           Shares of Common Stock, for an aggregate total of           Shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every five Rights held (the “Offer”). Fractional Shares will not be issued upon the exercise of Rights. If a Record Date Shareholder’s total ownership is fewer than five shares, such shareholder may subscribe for one Share.

Rights may be exercised at any time during the Subscription Period, which commences on          , 2007 and ends at 5:00 p.m. New York City time, on          , 2007, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than          , 2007 (such date, as it may be extended, is referred to in this Prospectus as the “Expiration Date”). A Record Date Shareholder’s right to acquire during the Subscription Period at the Subscription Price (as described below) one additional Share for every five Rights held is hereinafter referred to as the “Primary Subscription.” The Rights are evidenced by subscription certificates (the “Subscription Certificates”), which will be mailed to Record Date Shareholders, except as discussed in “The Offer — Foreign Restrictions.”

The subscription price per share (the “Subscription Price”) will be equal to the lower of the net asset value per share of the Fund’s Common Stock (“NAV”) at the close of business on          , 2007 (the “Pricing Date”) or

95% of the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Pricing Date and the four preceding business days, unless the Offer is extended. Since the Expiration Date and the Pricing Date are each          , 2007, Record Date Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise. Record Date Shareholders will have no right to rescind a purchase after receipt of their payment for Shares by the Fund’s subscription agent, Computershare Trust Company, N.A. (“Computershare” or the “Subscription Agent”). There is no minimum number of Rights that must be exercised in order for the Offer to close.

Pursuant to the over-subscription privilege (the “Over-Subscription Privilege”), any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for additional Shares at the Subscription Price. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed under “The Offer — Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by Cede & Co. Inc. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

Purpose of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund’s investment objective. The Fund’s Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Sub-Adviser, that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. Although the Board of Directors believe that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund’s expense ratio in future years, there is no assurance that by increasing the size of the Fund, the Fund’s aggregate expenses, and correspondingly, its expense ratio, will be lowered. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the Fund’s net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See “Risk Factors and Special Considerations — Dilution — Net Asset Value and Non-Participation in the Offer.”

The Investment Adviser, Sub-Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser, Sub-Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See “Management of the Fund.”

The information agent (the “Information Agent”) for the Offer is:

Georgeson, Inc.

Banks and Brokers Call Collect:
(212) 440-9800
All Others Call Toll-Free:
(866) 541-3552

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

Important Dates to Remember

Event	Date

Record Date	, 2007
Subscription Period	, 2007 to , 2007	*
Expiration Date and Pricing Date	, 2007	*
Subscription Certificates and Payment for Shares Due+	, 2007	*
Notice of Guaranteed Delivery Due+	, 2007	*
Subscription Certificates and Payment for Guarantees of Delivery Due	, 2007	*
Confirmation to Participants	, 2007	*
Final Payment for Shares	, 2007	*

*	Unless the Offer is extended to a date not later than , 2007.

+	Record Date Shareholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with payment or (ii) a Notice of Guaranteed Delivery.

Risk Factors and Special Considerations

The following summarizes certain matters that should be considered, among others, in connection with the Offer. This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of certain uncertainties set forth below and elsewhere in this Prospectus.

Dilution — Net Asset Value and Non-Participation in the Offer	Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price per Share may be less than the then current net asset value per share, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund’s assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund’s net asset value on the Expiration Date is $ per share (the net asset value per share on , 2007), and (iii) the Subscription Price is $ per share (equal to the lower of the NAV per share of the Fund’s Common Stock at the close of business on , 2007 or 95% of the average of the last reported sale price per share of the Fund’s Common Stock on the NYSE on , 2007 and the four preceding business days), then the Fund’s net asset value per share would be reduced by approximately $ per share or %.
Certain Investment Strategies	The extent of the Fund’s investment in equity securities will be determined primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, the risk of investment in equity securities cannot be eliminated. There is no assurance that these asset allocation techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective. See ‘‘Investment Objective and Policies — Investment Objective.” In addition, although the Investment Adviser believes that the special investment methods discussed in this Prospectus under ‘‘Investment Objectives and Policies — Special Investment Methods” to further the Fund’s investment objective and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment methods will achieve this result. These methods may subject an investor in the Fund to greater than average risks and costs.
Equity Risk	Equity investing includes, among other risks, the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. Depending on such fluctuations in the market value of securities, the net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Small-and Medium-Capitalization Stock Risk	While the Fund generally will invest primarily in large- capitalization companies, the Fund may invest in companies with small-or medium-capitalizations. Small and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small or medium company stocks, which means that buy and sell transactions in those stocks could have a larger impact on the stock prices than is the case with larger company stocks. Small and medium companies may have fewer business lines; therefore, changes in any line of business may have a greater impact on small and medium company stock prices than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small or medium company stocks may not be as well known to the investing public.
Unrealized Appreciation	As of December 31, 2006, there was $ or approximately $ per share of net unrealized appreciation in the Fund’s net assets of $ ; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See ‘‘Taxation.”
Discount From Net Asset Value	The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in October 1986. The Fund cannot predict whether the Fund’s Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund’s net asset value. See ‘‘Market Price and Net Asset Value Information” in this Prospectus and ‘‘Net Asset Value” in the Statement of Additional Information (the ‘‘SAI”).
Distributions	The Fund’s policy is to make quarterly distributions equal to 2.50% of its net asset value (10% distribution yield on an annualized basis), and a final distribution at year-end consisting of any remaining undistributed net investment income and any realized net long- term capital gains in excess of the Fund’s capital loss carryforward. If, for any calendar year, the total distributions exceed net investment income and realized net capital gains, the excess, distributed from the Fund’s assets, will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.
A return of capital represents a return of a shareholder’s original investment in the Fund’s shares, and should not be confused with a dividend yield reflecting solely a return on investment. Historically, the Fund’s distribution yield has included taxable distributions of net income and realized gains, and distributions treated as non-taxable return of capital. See ‘‘Risk Factors and Special Considerations — Distributions.” The Fund anticipates future distributions to be characterized in a similar manner. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.
Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s).

Consequently, a greater portion of the Fund’s distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. The Fund’s shareholders thus potentially could lose the benefit of the Fund’s capital loss carryover to any year in which the Fund makes excess distributions because instead of being treated as a non-taxable return of capital, the portion of the excess distributions equal to the Fund’s capital gains that are offset by the capital loss carryover will likely be taxable to the Fund’s shareholders, and if taxable, will likely be treated as ordinary income rather than as capital gain. See ‘‘Risk Factors and Special Considerations — Distributions.” Moreover, excess distributions that are paid out of capital gains or other non-dividend income of the Fund will not qualify for the 15% preferential tax rate.
The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distribution does not exceed the shareholder’s tax basis in his or her Fund shares, but will also reduce the shareholder’s tax basis in his or her Fund shares.
In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Shares purchased pursuant to the Offer will be issued after the record date for the quarterly distribution declared in , and, accordingly, the Fund will not pay a quarterly distribution with respect to such Shares until the distribution to be declared and paid in the next quarter.
Anti-takeover Provisions	The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

FUND EXPENSES

Shareholder Transaction Expenses
Sales Load	N/A
Annual Expenses (as a percentage of the Fund’s net assets)(1)
Management and Administration Fees		%
Other Expenses		%
Total Annual Expenses(2)(3)			%

(1)	Includes fees payable under the Investment Advisory Agreement and Administration Agreement (as defined in this Prospectus). These fees are calculated on the basis of the Fund’s average net assets. The Investment Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser. “Other Expenses” have been estimated for the current fiscal year. See “Management of the Fund.”

(2)	The Total Annual Expenses in the table above includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. The Total Annual Expenses in the table above is different from the ratio of expenses to average net assets given in the Financial Highlights of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

(3)	The indicated % expense ratio excludes dividends on short sales. The Other Expenses in the table above includes fees and expenses of % or less that were incurred indirectly by the Fund as a result of its investment in other investment companies. The expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net proceeds from the Offer of approximately $ million (assuming an estimated Subscription Price of $ per share). Other expenses for the fiscal year ended December 31, 2006 were % as a percentage of average net assets.

THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE

An investor would directly or indirectly pay the following expense on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

One Year	Three Years	Five Years	Ten Years

This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the  % expense ratio listed under Total Annual Expenses remains the same in the years shown. The above tables and the assumption in this example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the “Commission”) applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For a more complete description of certain of the Fund’s costs and expenses, see “Management of the Fund — Investment Adviser and Sub-Adviser; — Investment Advisory Agreement; and — Administrator” in this Prospectus and “Expenses” and “Portfolio Transactions and Brokerage” in the SAI.

This example should not be considered a representation of future expenses. The Fund’s actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a share of the Fund’s Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the fiscal year ended December 31, 2006 and the prior nine years have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. The financial statements and notes thereto, together with the report of independent accountants has been incorporated by reference in the SAI and are available without charge by calling the Mutual Fund Services at (800) 272-2700 or upon written request to the Fund’s Administrator, Phoenix Equity Planning Corporation, One American Row, Hartford, CT 06102.

Years Ended December 31,
	2006		2005		2004		2003		2002		2001		2000		1999			1998		1997

Per Share Data:
Net asset value, beginning of year	$		$		$		$		$		$		$		$			$		$

Income From Investment Operations:
Net investment income(1)												(5)
Net realized and unrealized gains (losses) on investments												(5)

Total from investment operations
Dividends and Distributions:
Dividends from net investment income
Distributions from net realized gains on investments
Tax return of capital
Dilutive effect of common stock distributions

Total Dividends and Distributions

Effect on net asset value as a result of rights offering(2)
Net asset value, end of year	$		$		$		$		$		$		$		$			$		$

Market value, end of year(3)	$		$		$		$		$		$		$		$			$		$

Total investment return(4)

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$		$		$		$		$		$		$		$			$		$
Ratio of expenses to average net assets (excluding dividends on short sales)		%		%		%		%		%		%		%		v			%			%
Ratio of expenses to average net assets (including dividends on short sales)
Ratio of net investment income to average net assets		%		%		%		%		%		%		%			%		%			%
Portfolio turnover rate		%		%		%		%		%		%		%			%		%		v

(1)	Computed using average shares outstanding.

(2)	Shares were sold at a 5% discount from the average market price.

(3)	Closing Price — Net York Stock Exchange, Inc.

(4)	Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

(5)	As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below.

Decrease net investment income	$
Increase net realized and unrealized gains and losses	$
Decrease ratio of net investment income		%

THE OFFER

Terms of the Offer

The Fund is issuing to the Record Date Shareholders the Rights to subscribe for up to an aggregate of           Shares. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional           Shares, for an aggregate total of           Shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every five Rights held (1 for 5). Fractional Shares will not be issued upon the exercise of Rights. A Record Date Shareholder whose total ownership is fewer than five shares of Common Stock and, accordingly, receives fewer than five Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, may subscribe for additional Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than five Rights will not be able to purchase a Share upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

Rights may be exercised at any time during the Subscription Period, which commences on          , 2007 and ends at 5:00 p.m. New York City time, on          , 2007, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than          , 2007. See “Expiration of the Offer” below. The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under “Foreign Restrictions.”

Any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price pursuant to the terms of the Over-Subscription Privilege, as described below. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under “Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

Purpose of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund’s investment objective. (The Fund’s Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.)

In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Sub-Adviser that new funds would allow the Fund additional flexibility to capitalize on available investment opportunities without the necessity of having to sell existing portfolio securities that the Investment Adviser believes should be held. Proceeds from the Offer will allow the Investment Adviser to better take advantage of such existing and future investment opportunities.

The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund’s expense ratio in future years. However, there is no assurance that by increasing the size of the Fund, the Fund’s aggregate expenses, and correspondingly, its expense ratio, will be lowered. Finally, the Board of Directors considered that, because the Subscription Price per Share may be less than the net asset value per share on the Pricing Date, the Offer may result in dilution of the Fund’s net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this possible dilution. See “Risk Factors and Special Considerations Dilution-Net Asset Value and Non-Participation in the Offer.”

The Investment Adviser, Sub-Adviser and Administrator will benefit from the Offer because their fees are based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser, Sub-Adviser or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See “Management of the Fund.”

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended.

Over-Subscription Privilege

To the extent Record Date Shareholders do not exercise all of the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to those Record Date Shareholders who have exercised all of the Rights issued to them and who wish to acquire more than the number of Shares to which they are entitled. Only Record Date Shareholders who exercise all the Rights issued to them may indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer, representing           additional shares of Common Stock in order to cover such over-subscription requests. Regardless of whether the Fund issues additional Shares pursuant to the Offer and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of shares of Common Stock owned by them on the Record Date. This allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed, as nearly as practicable, on a pro rata basis. The Fund will not offer to sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

To the extent Record Date Shareholders do not exercise all of the Rights issued to them, and Record Date Shareholders who have exercised their Rights do not wish to participate in the Over-Subscription Privilege, the Fund will deregister those underlying shares not sold thereunder.

Subscription Price

The Subscription Price for the Shares to be issued pursuant to the Offer will be equal to the lower of the NAV at the close of business on          , 2007 (the “Pricing Date”) or 95% of the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Pricing Date and the four preceding business days, unless the Offer is extended. For example, if the average of the last reported sales price of a share on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund’s Common Stock is $6.00, and if the NAV is $5.95, the Subscription Price will be $5.70 (equal to the lower of the NAV or 95% of $6.00). The Subscription Price may be equal to or lower than the Fund’s then current net asset value per share.

The Fund announced the Offer on May 10, 2007. The net asset value per share of Common Stock at the close of business on May 10, 2007 and          , 2007, was $5.97 and $     , respectively, and the last reported sales prices of a share of the Fund’s Common Stock on the NYSE on those dates was $5.83 and $     , respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York City time, on          , 2007, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than          , 2007. The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Method of Exercise of Rights

The Subscription Certificates, which evidence the Rights, will be mailed to Record Date Shareholders or, if a Record Date Shareholder’s shares of Common Stock are held by Cede or any other depository or nominee on their behalf, to Cede or such other depository or nominee. Rights may be exercised by fully completing and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated payment price (the “Estimated Payment Price”) as described below under “Payment for Shares.” Rights may also be exercised by a Record Date Shareholder contacting his or her broker, bank or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a “Notice of Guaranteed Delivery”) and of a properly completed and executed Subscription Certificate. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. A Record Date Shareholder whose total ownership is fewer than five shares of Common Stock and, accordingly, receives fewer than five Rights will be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than five Rights will not be able to purchase a Share upon the exercise of such Rights but will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the guaranteed delivery procedures are complied with as described below under “Payment for Shares”) at the offices of the Subscription Agent at the address set forth below.

Shareholders Who Are Record Owners.  Shareholders who are record owners can choose between either option set forth under “Payment for Shares” below. If time is of the essence, option (2), under “Payment for Shares” below, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

Shareholders Whose Shares Are Held By A Nominee.  Shareholders whose shares are held by a nominee, such as a broker, bank or trust company, must contact such nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods set forth under “Payment for Shares” below.

Nominees.  Nominees who hold shares of Common Stock for the account of others must (to the extent required by applicable law) notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under “Payment for Shares” below.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

The Information Agent for the Offer is:

Georgeson, Inc.
17 State Street, 10th Floor
New York, NY 10004
Attn: David M. Bobker

Banks and Brokers Call Collect:
(212) 440-9800
All Others Call Toll-Free:
(866) 541-3552

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $     , which includes reimbursement for all out-of-pocket expenses related to the Offer.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $     , which includes reimbursement for all out-of-pocket expenses related to the Offer. Signed Subscription Certificates must be sent, together with payment at the Estimated Payment Price for all Shares subscribed in the Primary Subscription and Over-Subscription Privilege by one of the methods described below, prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, if using a Notice of Guaranteed Delivery, the Notice of Guaranteed Delivery (see “Method of Exercise of Rights” above) may also be sent by facsimile to (781) 380-3388, with the originals to be sent promptly thereafter by one of the methods described below. Facsimiles should be confirmed by telephone to (781) 930-4900.

(1) BY FIRST CLASS MAIL ONLY:

Computershare Trust Company, N.A.
Attention: Zweig Funds
P.O. Box 859208
Braintree, MA 02185

(2) BY EXPRESS MAIL OR OVERNIGHT COURIER:

Computershare Trust Company, N.A.
Attention: Zweig Funds
161 Bay Street Drive
Braintree, MA 02184

(3) GUARANTEE OF DELIVERY: FOR ELIGIBLE INSTITUTIONS ONLY:

The Notice of Guaranteed Delivery may also be sent by facsimile to (781) 380-3388, with the originals to be sent promptly thereafter by one of the methods described above. Facsimiles should be confirmed by telephone to (781) 930-4900.

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Payment for Shares

Record Date Shareholders who acquire Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1) A Record Date Shareholder can send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the Estimated Payment Price of $      per Share for all Shares requested. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all monies received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to the Fund) pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE ZWEIG FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member brokerage firm guaranteeing delivery of (i) payment of the Estimated Payment Price of $      per share for the Shares subscribed for in the Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate together with full payment is received by the Subscription Agent by the close of business on the third business day after the Expiration Date (          , 2007, unless the Offer is extended).

Within four business days following the Expiration Date (          , 2007, unless the Offer is extended, the “Confirmation Date”), a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the Record Date Shareholder’s shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price of the Shares, and (iv) any additional amount payable by such Record Date Shareholder to the Fund or any excess to be refunded by the Fund to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Shareholder will be mailed by the Subscription Agent to such Record Date Shareholder as promptly as possible. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to THE ZWEIG FUND, INC.

Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER.”

If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due by the ninth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or Over-Subscription Privilege, or (iii) exercise any and all other rights or remedies to which it may be entitled.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR AND, AT THE DISCRETION OF THE FUND, MAY NOT BE ACCEPTED IF NOT CLEARED PRIOR TO THE EXPIRATION DATE, YOU ARE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR BANK CASHIER’S CHECK.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Possible Suspension or Withdrawal of the Offer

As required by the Commission’s registration form, the Fund has undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from its net asset value as of such effective date. Accordingly, the Fund will notify Record Date Shareholders of any such decline and permit them to cancel their exercise of Rights.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other exchange. However, the additional Shares of Common Stock to be issued upon the exercise of the Rights and the Over-Subscription Privilege will be listed for trading on the NYSE, subject to notice of issuance.

Delivery of Share Certificates

Stock certificates for all Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer and full payment for the subscribed Shares has been received and cleared. Certificates representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected. Participants in the Fund’s Distribution Reinvestment and Cash Purchase Plan (the “Plan”) will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Record Date Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be credited directly to Cede or such other depository or nominee.

Foreign Restrictions

Record Date Shareholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders’ accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

Federal Income Tax Consequences

The U.S. Federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

U.S. Shareholders who receive Rights pursuant to the Offer should not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis should be allocated to such Rights, and such Shareholder should not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

The tax basis of a U.S. Shareholder’s Common Stock should remain unchanged and the shareholder’s basis in the Rights should be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder’s U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

A U.S. Shareholder who exercises Rights should not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). See “Taxation” in this Prospectus and in the SAI.

Each U.S. Shareholder is urged to consult his or her own tax advisor with respect to the specific Federal, state and local tax consequences to such U.S. Shareholder of receiving Rights in this offer.

Employee Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts (“IRAs”) (collectively, “Plans”) should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the “Code”).

USE OF PROCEEDS

If all of the Rights are exercised in full and assuming a Subscription Price of $      per share, the net proceeds to the Fund would be approximately $     , after deducting expenses payable by the Fund in connection with the offering estimated to total $     . If the Fund increases the number of shares of Common Stock subject to subscription by up to           Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $     . However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The Investment Adviser has advised the Fund that it anticipates that the net proceeds of the Offer will be invested in investments conforming to the Fund’s investment objective and policies within three months from their receipt by the Fund. Pending such investment, the proceeds will be invested in cash or cash equivalent short-term obligations including, but not limited to, U.S. Government obligations, certificates of deposit, commercial paper and short-term notes. See “The Offer — Purpose of the Offer.”

THE FUND

The Fund, incorporated in Maryland on June 30, 1986, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund’s investment adviser, Phoenix/Zweig Advisers LLC (the “Investment Adviser”). The Investment Adviser, Phoenix/Zweig Advisers LLC, is a Delaware limited liability company and a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a Delaware corporation. Phoenix/Zweig Advisers LLC and Phoenix Investment Partners, Ltd. are independent investment advisory firms registered with the Commission under the Investment Advisers Act of 1940, as amended. Such registration does not involve supervision or approval by the Commission of investment advice rendered by the Investment Adviser. See “Management of the Fund.”

The Sub-Adviser, Zweig Consulting LLC, is a New York limited liability company and an investment advisory firm registered with the Commission under the Investment Advisers Act of 1940, as amended. The President of the Sub-Adviser is Dr. Martin E. Zweig, who has been engaged in the business of providing investment advisory services for over 35 years. See “Management of the Fund.”

The Fund completed an initial public offering of 34,010,696 shares of its Common Stock in October 1986. The net proceeds to the Fund from such offering were approximately $317,000,000. As of          , 2007, the net assets of the Fund were $     , and since inception, the Fund has paid or declared distributions (including dividends and capital gains distributions) aggregating $     . The increase in the Fund’s net assets since inception is attributable primarily to appreciation in the value of its portfolio securities and the receipt of net proceeds of approximately $44 million, $71 million and $67 million from the Fund’s August 1991, April 1998 and June 2002 rights offerings.

The Fund’s principal office is located at 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100.

MARKET PRICE AND NET ASSET VALUE INFORMATION

Shares of the Fund’s Common Stock are listed on the NYSE under the symbol “ZF.” The following table sets forth for the calendar quarters indicated: (i) the high and low closing prices per share of the Fund’s Common Stock on the NYSE; (ii) the net asset value per share of the Fund’s Common Stock on the day of the high or low closing price; and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund’s high and low net asset values per share.

	High	Net Asset	Premium	Low	Net Asset	Premium
Quarter Ended	Sales Price*	Value	(Discount)	Sales Price*	Value	(Discount)

12/31/04
3/31/05
6/30/05
9/30/05
12/31/05
3/31/06
6/30/06
9/30/06
12/31/06
3/31/07

*	As reported by the NYSE.

The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in October 1986. The Fund’s officers cannot predict whether the Subscription Price will be at or below the Fund’s net asset value per Share on the Pricing Date. Since the Fund’s inception in 1986, the Fund has generally maintained a policy of making quarterly distributions equal to 2.50% of its net asset value (10% on an annualized basis). The Fund’s officers believe that without this quarterly distribution policy, there would likely be a decrease in the amount of any premium at which the Fund’s shares would be trading above net asset value or an increase in the amount of any discount at which the Fund’s shares would be trading from net asset value; however, the Fund’s officers cannot predict whether such policy will have this effect in the future. See “Distributions; Distribution Reinvestment and Cash Purchase Plan.” The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value. See “Description of Common Stock — Repurchase of Shares.”

On          , 2007, the net asset value per share of Common Stock was $      and the last reported sales price was $     , representing a           from net asset value per share of     %.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund’s Investment Adviser. The extent of the Fund’s investment in equity securities will be determined by the Investment Adviser primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, the President of the Fund’s Sub-Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. In an effort to meet the Fund’s investment objective, the Fund may use the following investment methods when such use is deemed appropriate: purchasing and selling, for hedging purposes, stock index and other futures contracts and purchasing options on such futures; purchasing and writing listed put and call security options and options on stock indexes; short sales of securities; borrowing from banks to purchase securities; investing in securities of exchange traded funds, foreign issuers and closed-end investment companies; and lending portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities. See “Special Investment Methods.” Debt securities which present opportunities for capital appreciation may also be purchased. There is no assurance that the Fund will use any or all of such methods or, whether or not they are used, will achieve its investment objective. The Fund’s investment objective may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this Prospectus, the term “majority of the Fund’s outstanding voting securities” means the lesser of either (i) 67% of the shares represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares.

Investment Policies

The Fund’s investments in equity securities provide the opportunity for enhanced returns through capital appreciation. The Investment Adviser expects that the stocks in the Fund’s portfolio will be widely diversified by both industry and the number of issuers. The Investment Adviser expects that a majority of the stocks in the Fund’s portfolio will be selected on the basis of a proprietary stock selection model that evaluates and ranks approximately 1,000 of the largest, most liquid stocks. This stock selection model evaluates and ranks such stocks on the basis of various factors, which may include earnings momentum, earnings growth, price-to-book value, price-to-earnings, price-to-cash flow, cash flow trend, payout ratio trend and other market measurements. The Investment Adviser then performs further analysis of certain of those companies that have been identified by the stock selection model, in order to determine whether to purchase those stocks. This stock selection model may evolve or be replaced by other stock selection models intended to achieve the Fund’s investment objective.

The extent of the Fund’s investment equity securities will be determined primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub- Adviser, and his staff. It is expected that the Investment Adviser will make most of the decisions with respect to the extent of the Fund’s investment in equity securities based on these techniques. The allocation techniques, which seek to identify the risks and trends in the equity markets at any given time, include general market indicators, including interest rate and monetary analysis, market sentiment indicators, price and trading volume statistics, and measures of valuation, as well as other market indicators and statistics which the Investment Adviser believes tend to point to significant trends in the overall performance and the risk of the stock market. These techniques are not an all-in or all-out approach that attempts to predict market tops and bottoms. Instead, they are intended to be a gradual and disciplined approach that reacts to changes in risk levels as determined by the indicators. The goal is to be invested consistent with the major trends of the markets. There is no assurance that these asset allocation techniques will provide protection from the risks of debt or equity investment, enable the Fund to be invested consistent with the major trends of the markets or enable the Fund to achieve its investment objective.

The Investment Adviser expects that at least 65% of the Fund’s net assets will consist of equity securities, including convertible securities and warrants, with any balance composed of cash, investments in money market instruments, non-convertible debt securities, short sales, security and stock index options and futures contracts and options on futures contracts. However, if the Investment Adviser believes, in its judgment, on the basis of these asset allocation techniques, that the investment environment is uncertain or unfavorable and justifies a defensive position

(during the period of such uncertainty), a substantially lower percentage than 65% of the Fund’s net assets, during the existence of such circumstances, may consist of equity securities. If the Investment Adviser so believes that the investment environment is particularly uncertain or unfavorable and justifies such a defensive position, then little, if any, of the Fund’s assets, during the existence of such circumstances, may consist of equity securities, with the balance of the Fund’s assets held in cash or investments in money market instruments. The money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Treasury or U.S. Government or its agencies or instrumentalities (“U.S. Government Securities”), commercial paper rated A-1 or higher by Standard & Poor’s Corporation (“S&P”) or Prime-1 or higher by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper not rated but issued by companies that have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P and certificates of deposit, bankers’ acceptances and other short-term obligations issued by domestic branches of U.S. banks that are insured by the Federal Deposit Insurance Corporation and have assets in excess of $500 million.

The Fund may also invest in bonds or other forms of debt instruments that appear to present opportunities for capital appreciation through anticipated or potential decreases in interest rates or market recognition of improved creditworthiness. These instruments may include U.S. Government Securities, as well as other bonds or forms of fixed-income securities. The Investment Adviser will select debt securities primarily on the basis of certain monetary analysis techniques and indicators. Non-convertible debt securities other than U.S. Government Securities are expected to be limited to those that are investment grade, as of the date of purchase. The Fund does not currently own, and has no current plans to acquire, any bonds which are not investment grade.

Special Investment Methods

The Fund may use some or all of the following special investment methods where their use appears appropriate to the Investment Adviser. No assurance can be given that the Fund will use any or all of such investment methods or, if used, that their use will achieve its investment objective. The investment methods described below are subject to, and should be read in conjunction with, the discussion under “Investment Restrictions” and “Investment Objective and Policies” in the SAI. The restrictions set forth under “Investment Restrictions” are fundamental, and thus may be changed only with the approval of a majority of the Fund’s outstanding voting securities.

Futures Contracts and Related Options.

The Fund may purchase and sell stock index futures contracts and futures contracts based upon interest rates and other financial instruments, and purchase options on such contracts. The Fund will not write options on any futures contracts. Such investments may be made by the Fund for the purpose of hedging against the effect that changes in general market conditions and conditions affecting particular industries may have on the values of securities held in the Fund’s portfolio, or which the Fund intends to purchase.

In general, the Fund may establish short positions in (sell) futures contracts to hedge against anticipated or potential declines in the market value of the Fund’s portfolio of securities. For example, when the Fund anticipates a general market or market sector decline that may adversely affect the market value of the Fund’s portfolio securities, it may establish short positions in stock index futures contracts.

Where the Fund anticipates a significant market or market sector advance, establishing long positions in (purchasing) stock index futures contracts (“long hedge”) affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such long hedges would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of stock index futures contracts which is comparable to the amount of stock purchased may be terminated by offsetting closing sales transactions.

There are certain risks associated with the use of futures contracts and related options. The low margin normally required in such trading provides a large amount of leverage. Thus, a relatively small change in the price of a contract can produce a disproportionately large profit or loss, and the Fund may gain or lose substantially more than the initial margin on a trade. Although the Fund intends to purchase or sell futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements. In addition, there may be an imperfect correlation between the price movements of the futures contracts and price movements of the portfolio securities being hedged.

Security and Stock Index Options.

The Fund may purchase and write listed put and call options on securities and on stock indexes that are traded on U.S. securities exchanges at such times as the Investment Adviser deems appropriate and consistent with the Fund’s investment objective. In general, the Fund may purchase or write such options to hedge against anticipated or potential declines in the market value of the Fund’s portfolio of securities, or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance.

Borrowing.

The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowings from banks on an unsecured basis and investing the borrowed funds. In addition, the Fund may borrow to finance share repurchase or tender offer transactions when its shares are trading at a discount of 10% or more from their net asset value. See “Description of Common Stock — Repurchase of Shares.” Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will only be made to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

Borrowing for investment and to finance share repurchase or tender offer transactions increases both investment opportunity and investment risk. Since substantially all of the Fund’s assets will fluctuate in value, but the obligation resulting from the borrowing is relatively fixed, the Fund’s shares will increase in value more when the Fund’s assets increase in value and decrease more when the Fund’s assets decrease in value than would otherwise be the case. In addition, the cost of borrowing may exceed the income or gain on any securities purchased with the funds borrowed, in which case the Fund’s net asset value will decline.

Exchange Traded Funds.

The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds (“ETFs”). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost. ETFs may include, among others, the PowerShares QQQ, Standard & Poor’s Depositary Receipts (SPDRS), the DIAMONDS Trust, and other ETF’s as determined from time to time by the Investment Adviser.

Foreign Securities.

The Fund may invest up to 20% of its net assets in securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. The foreign markets also have different clearance and settlement procedures. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund’s ability to realize or liquidate its investment in such securities. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

Closed-end Investment Companies.

The Fund may also invest in other closed-end investment companies if the Investment Adviser believes that such investments will further the Fund’s investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company. Such investments in other investment companies will constitute less than 10% of the Fund’s net assets.

Short Sales.

The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

When the Fund determines to make a short sale of a security, it must borrow the security. The Fund’s obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund’s custodian.

The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s net assets.

In addition to the short sales described above, the Fund may make short sales “against the box.” A short sale “against the box” is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described above.

Lending Portfolio Securities.

The Fund may lend portfolio securities, generally on a short-term basis, to brokers or dealers in corporate or governmental securities, banks or other institutional borrowers of securities, and financial institutions as a means of earning income. A borrower of securities from the Fund must maintain with the Fund cash or U.S. Government Securities equal to at least 100% of the market value of the securities borrowed. The Fund may not lend portfolio securities if such loan would cause the aggregate amount of all outstanding securities loans to exceed 20% of the current market value of the Fund’s net assets. If a borrower becomes bankrupt or defaults on its obligation to return the loaned security, delays or losses could result.

Repurchase Agreements.

The Fund may from time to time acquire U.S. Government Securities and concurrently enter into so-called “repurchase agreements” with the seller, a member bank of the Federal Reserve System or primary dealers in U.S. Government Securities, whereby the seller agrees to repurchase such securities at the Fund’s cost plus interest within a specified time (usually on the next business day). Repurchase agreements offer a means of generating income from excess cash that the Fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. The Fund’s repurchase agreements must be fully backed by collateral that is marked to market, or priced, each day.

Reverse Repurchase Agreements.

The Fund may enter from time to time into reverse repurchase agreements whereby the Fund sells an underlying debt instrument and simultaneously obtains the commitment of the purchaser, a commercial bank or a broker or dealer, to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of the underlying securities will be required to be maintained at a level at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. The Fund will establish a segregated account with the Fund’s custodian, in which the Fund will maintain cash and U.S. Government Securities or other high grade debt obligations at least equal in value to the total amount of the repurchase obligation, including accrued interest. The value of the segregated securities will be marked-to-market on a daily basis to ensure that such value is maintained. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such will be subject to the restrictions on borrowing described in the SAI under “Investment Restrictions.” The value of all the Fund’s reverse repurchase agreements will not exceed 5% of the Fund’s total assets.

When-Issued and Delayed-Delivery Securities.

The Fund may from time to time purchase securities on a “when-issued” or “delayed-delivery” basis whereby the Fund purchases a bond or stock with delivery of the security and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the Fund receives delivery. This could increase the possibility that the Fund’s net asset value would increase or decrease faster than would otherwise be the case. There is no restriction on the percentage of the Fund’s assets that may be invested in when-issued or delayed-delivery securities, and such securities are not considered to be short sales for purposes of the Fund’s Investment Restrictions on short sales.

Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk, since such securities may experience fluctuations in value (based upon, in the case of bonds, the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates) prior to their time of delivery. In addition, the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discusses certain matters that should be considered, among others, in connection with the Offer.

Dilution — Net Asset Value and Non-Participation in the Offer

Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share may be experienced by all shareholders as a result of the Offer because the Subscription Price may be less than the then current net asset value per share, and the number of shares outstanding after the Offer may increase in greater percentage than the increase in the size of the Fund’s assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share, if any, because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Pricing Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund’s net asset value on the Pricing Date is $      per share (the net asset value per

share on          , 2007), and (iii) the Subscription Price is $      per share (equal to the lower of the NAV at the close of business on          , 2007 or 95% of the average of the last reported sale price of a share of the Fund’s Common Stock on the NYSE on          , 2007, and the four preceding business days), then the Fund’s net asset value per share would be reduced by approximately $      per share or  %.

Leverage and Borrowing

As discussed above under “Investment Objectives and Policies — Special Investment Methods,” the Fund is authorized to borrow. The Fund currently does not have any intention to borrow money. Borrowings create an opportunity for greater capital appreciation with respect to the Fund’s investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund’s exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

Certain Investment Strategies

The extent of the Fund’s investment in equity securities will be determined primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated. There is no assurance that these asset allocation techniques will provide protection from the risks of equity investment, enable the Fund to be invested consistent with the major trends of the market or enable the Fund to achieve its investment objective.

In addition, although the Investment Adviser may use one or more of the special investment methods discussed above under “Investment Objectives and Policies — Special Investment Methods” to further the Fund’s investment objective and/or reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment methods will be used or, if used, will achieve either or both of these results. These methods may subject an investor in the Fund to greater than average risks and costs.

Equity Risk

Equity investing includes, among other risks, the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and the prices of most securities in a market can drop substantially at any time. The net asset value of the Fund may at any point in time be less than at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Small and Medium-Capitalization Stock Risk

While the Fund generally will invest primarily in large-capitalization companies, the Fund may invest in companies with small-or medium-capitalizations. Small and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in small or medium company stocks, which means that buy and sell transactions in those stocks could have a larger impact on the stock prices than is the case with larger company stocks. Small and medium companies may have fewer business lines; therefore, changes in any line of business may have a greater impact on small and medium company stock prices than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small or medium company stocks may not be as well known to the investing public.

Unrealized Appreciation

As of December 31, 2006, there was $      or approximately $           per share of net unrealized appreciation in the Fund’s net assets of $     ; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of Rights. See “Taxation.”

Discount from Net Asset Value

The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in October 1986. The Fund cannot predict whether the Fund’s Common Stock will in the future trade at a premium to or discount from net asset value. The risk of the Common Stock trading at a discount is a risk separate from a decline in the Fund’s net asset value. See “Market Price and Net Asset Value Information” in this Prospectus and “Net Asset Value” in the SAI.

Distributions

The Fund’s policy is to make quarterly distributions equal to 2.50% of its net asset value (10% distribution yield on an annualized basis), and a final distribution at year-end consisting of any remaining undistributed net investment income and any realized net long-term capital gains in excess of the Fund’s capital loss carryforward. If, for any calendar year, the total distributions exceed net investment income and realized net capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.

Historically, the Fund’s distribution yield has included distributions of net investment income and realized gains that were taxable to the Fund’s shareholders as ordinary income, and distributions that were treated as a non-taxable return of capital. In 2006, the Fund had a 10% distribution yield, which consisted of     % as net investment income,     % as gains taxable as ordinary income and     % as return of capital. In 2005, the Fund had a 10% distribution yield, which consisted of     % as net investment income,     % as gains taxable as ordinary income and     % as return of capital. In the future, the Fund anticipates its distribution yield to be characterized in a similar manner and be consistent with its policy of quarterly distributions equal to 2.50% of its net asset value (10% distribution yield on an annualized basis). Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.

The Fund had capital loss carryovers in the amount of $      million as of December 31, 2006. Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s). Consequently, a greater portion of the Fund’s distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. The Fund’s shareholders thus potentially could lose the benefit of the Fund’s capital loss carryover to any year in which the Fund makes excess distributions, because instead of being treated as a non-taxable return of capital, the portion of the excess distributions equal to the Fund’s capital gains that are offset by the capital loss carryover will likely be taxable to the Fund’s shareholders, and if taxable, will likely be treated as ordinary income rather than as capital gain. Moreover, excess distributions that are paid out of capital gains or other non-dividend income of the Fund will not qualify for the 15% preferential tax rate.

Illustration of Loss of Tax Benefit of Capital Loss Carryforwards
Related to Distributions in Excess of Taxable Gain

Shareholders pay additional taxes on distributions when a set of 3 conditions exist:
1. Fund has current year gains (current earnings and profits)	(line b below)
2. Fund has accumulated losses from prior years (capital loss carryovers)	(line c below)
3. Fund pays out distributions that exceed “required distributions”	(line e below)
Assume the following facts:
Net Income	(a)
Current year gain (loss)	(b)
Capital loss carryover (CLCO)	(c)
Distributions to shareholders	(d)
Excess Distributions (normally Return Of Capital)	(e)
Amount of distributions taxable to shareholders	(f)
Amount of capital loss carryover benefit lost	(g)

Explanation:  Fund has current year gains (b) so shareholders pay taxes on distributions of current year gains (b). The benefit of the capital loss carryover (CLCO) (g) is thereby lost on the portion of the excess distribution equal to the current year gain (b).

The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distribution does not exceed the shareholder’s tax basis in his or her Fund shares, but will also reduce the shareholder’s tax basis in his or her Fund shares.

In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Shares purchased pursuant to the Offer will be issued after the record date for the quarterly distribution declared in          , and, accordingly, the Fund will not pay a quarterly distribution with respect to such Shares until the distribution to be declared and paid in the next quarter. See “Distributions; Distribution Reinvestment and Cash Purchase Plan” for a discussion of the Fund’s distribution policy.

Anti-takeover Provisions

The Fund has provisions in its Articles of Incorporation and By-Laws that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

These provisions could have the effect of limiting shareholders’ opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See “Description of Common Stock — Special Voting Provisions.”

MANAGEMENT OF THE FUND

Board of Directors

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under the Investment Advisory Agreement (as described below), is the responsibility of the Fund’s Board of Directors. For certain information regarding the Directors and Officers of the Fund, see “Management — Directors and Officers” in the SAI.

Investment Adviser and Sub-Adviser

The Investment Adviser, Phoenix/Zweig Advisers LLC, is a Delaware limited liability company, with offices at 900 Third Avenue, New York, New York 10022. The Investment Adviser became the Fund’s investment adviser on January 1, 2000, following the acquisition of Zweig Advisors Inc., the Fund’s former investment adviser, Zweig/Glaser Advisers, the Fund’s former administrator, and Zweig Securities Corp. by Phoenix Investment Partners, Ltd. on March 1, 1999 (the “Acquisition”). The Investment Adviser is a wholly owned subsidiary of Phoenix Investment Partners, Ltd., wholly-owned investment management subsidiary of The Phoenix Companies, Inc., a NYSE-listed company. Phoenix/Zweig Advisers LLC and Phoenix Investment Partners, Ltd. are registered with the Commission under the Investment Advisers Act of 1940, as amended. As of December 31, 2006, Phoenix Investment Partners, Ltd. had approximately $58 billion in assets under management.

Pursuant to an investment advisory agreement dated March 1, 1999 (the “Investment Advisory Agreement”), the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to the supervision of the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is also obligated to provide the Fund with such executive, administrative, data processing, clerical, accounting and bookkeeping services and statistical and research data as are deemed advisable by the Board of Directors, except to the extent these services are provided by an administrator hired by the Fund. The Investment Adviser may consider analyses from various other sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser.

Under a services agreement (the “Sub-Advisory Agreement”) with the Investment Adviser, the Sub-Adviser, Zweig Consulting LLC, performs asset allocation research and analysis and provides advice thereon to the Investment Adviser. The extent of the Fund’s investment in equity securities is determined by the Investment Adviser primarily utilizing asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff.

For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee computed at the annual rate of 0.85% of the Fund’s average daily net assets during the previous month. For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund accrued investment advisory fees of $     , $      and $     , respectively. The Investment Adviser will pay the Sub-Adviser an annual fee equal to 40% of the investment advisory fees received by the Investment Adviser from the Fund, payable monthly in arrears.

The Board of Directors, including a majority of the disinterested Directors, has the responsibility under the 1940 Act to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement. At a meeting of the Directors held on February 15, 2006, the Board of Directors, including a majority of the disinterested Directors, approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement until March 1, 2007. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s June 30, 2006 Semi-Annual Report to Shareholders. At a meeting of the Directors held on February 20, 2007, the Board of Directors, including a majority of the disinterested Directors, approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement until March 1, 2008. A discussion regarding the basis for the approval of this continuance will be contained in the Fund’s June 30, 2007 Semi-Annual Report to Shareholders.

PXP Securities Corp. or any other brokerage affiliate (the “Brokerage Affiliate”) may act as a broker for the Fund. In order for the Brokerage Affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Brokerage Affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund will not deal with the Brokerage Affiliate in any portfolio transaction in which the Brokerage Affiliate would act as principal.

Dr. Martin E. Zweig

Dr. Martin E. Zweig, the President of the Sub-Adviser, has been in the business of providing investment advisory services for over 35 years. Dr. Zweig and his associates determine asset allocation strategies to assist the Investment Adviser in its management of the Fund.

Portfolio Managers

The Investment Adviser’s day-to-day stock and bond selections for the Fund are made by Mr. Carlton Neel and Mr. David Dickerson.

Mr. Neel is a graduate of Brown University, (B.A., 1990). Mr. Neel has been Senior Vice President of the Fund since April 2003 and from March 1999 to June 2002. Mr. Neel has also been Senior Vice President of Euclid Advisors LLC since April 2003, as well as from January 2000 to June 2002. From July 2002 to April 2003, Mr. Neel founded and managed Shelter Rock Capital Partners, L.P. Formerly, he was Senior Vice President of Phoenix-Zweig Trust from July 1995 to March 1999, Vice President of Zweig Advisors Inc. from July 1995 to December 1999 and Vice President of Zweig Total Return Advisors, Inc. from July 1995 to December 1999.

Mr. Dickerson is a graduate of Harvard University (B.A., 1993), and the Stern School of Business, New York University (M.B.A., 2000). Mr. Dickerson has been a Senior Vice President of the Fund since April 2003, and was a Vice President of the Fund from January 2000 to June 2002. He has also been a Senior Vice President of Euclid Advisors LLC since April 2003, and served as a Vice President from April 2000 to June 2002. From July 2002 to April 2003, Mr. Dickerson founded and managed Shelter Rock Capital Partners, L.P. Prior to that, Mr. Dickerson has worked in various portfolio management and analyst positions with the Fund since 1993.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Investment Advisory Agreement

The Investment Advisory Agreement sets forth the services to be provided by and the fees to be paid to each party, as described above. The Investment Advisory Agreement provides that the Investment Adviser’s liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

The Investment Advisory Agreement obligates the Investment Adviser to provide advisory services and to pay all expenses arising from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of shares of the Fund’s Common Stock, expenses in connection with the Fund’s Distribution Reinvestment and Cash Purchase Plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund’s Common Stock for sale under Federal and state securities laws, expenses of obtaining and maintaining stock exchange listings of the Fund’s Common Stock, expenses of printing and distributing reports, prospectuses, shareholder notices and proxy materials, expenses of corporate data processing and related services, shareholder record-keeping and shareholder account services, expenses of auditors and escrow agents, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders’ meetings, fees and disbursements of the Fund’s Administrator, transfer agents, custodians and subcustodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Directors of the Fund who are not interested persons of the Fund or the Investment Adviser, insurance premiums and litigation, indemnification and other expenses not expressly provided for in the Investment Advisory Agreement or the Administration Agreement.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund’s outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of either party thereto, or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.

The Investment Advisory Agreement provides that the Fund may use “Zweig” as part of its name for so long as the Investment Adviser serves as investment adviser to the Fund. The Fund has agreed that, in the event the Investment Advisory Agreement is terminated, the Fund will promptly take such actions as may be necessary to change its corporate name to one not containing the word “Zweig,” and the Fund will thereafter not transact business in a corporate name using the word “Zweig” in any form or combination whatsoever. Phoenix Investment Partners, Ltd. has obtained, pursuant to an agreement, an exclusive worldwide license to use the word “Zweig” with respect to its investment advisory business.

Sub-Advisory Agreement

The Sub-Advisory Agreement sets forth the services to be provided by and the fees to be paid to the Sub-Adviser. The Sub-Adviser has been engaged by the Investment Adviser to perform asset allocation techniques, research and analysis and provide advice thereon to the Investment Adviser. Pursuant to the Sub-Advisory Agreement, the services are rendered by Dr. Martin E. Zweig and his designated research associates on behalf of the Sub-Adviser.

For services provided by the Sub-Adviser to the Fund under the Sub-Advisory Agreement, the Investment Adviser will pay the Sub-Adviser an annual fee equal to 40% of the investment advisory fees received by the Investment Adviser from the Fund, payable monthly in arrears.

The Sub-Advisory Agreement will remain in effect until March 1 of each year, provided that from year to year it has been approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund’s outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party. The Sub-Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of the Fund’s Board of Directors, or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities. In addition, either the Investment Adviser or the Sub-Adviser has the right not to renew the Sub-Advisory Agreement by giving 60 days’ prior written notice to the other party.

Administrator

The Administrator, Phoenix Equity Planning Corporation, serves as the Fund’s administrator pursuant to an assignment by Zweig/Glaser Advisers of the Administration Agreement dated March 1, 1999 (the “Administration Agreement”). The Administrator generally assists in the administration of the Fund’s day to day corporate affairs, subject to the overall authority of the Fund’s Board of Directors. The Administrator determines the Fund’s net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund’s books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund’s income tax returns, proxy statement, quarterly and annual shareholder reports, assists in the preparation of Commission Reports and responds to shareholder inquiries.

The Fund pays the Administrator a monthly fee computed at an annual rate of 0.065% of the Fund’s average daily net assets during the previous month. Prior to March 1, 2006, the Fund paid the Administrator a monthly fee computed at an annual rate of 0.13% of the Fund’s average daily net assets during the previous month. For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund accrued administrative fees of $     , $      and $     , respectively.

DISTRIBUTIONS; DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN

The Fund’s policy is to make quarterly distributions equal to 2.50% of its net asset value (10% on an annualized basis), and a final distribution at year-end consisting of any remaining undistributed net investment income and the Fund’s realized net long-term capital gains in excess of its capital loss carryforward. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares.

The Fund had capital loss carryovers in the amount of $      million as of December 31, 2006. The Fund had total 2006 distributions of $      million of which $      million was net investment income; $      million was current year gains taxable as ordinary income; and $      million in distributions in excess of earnings and profits. The Fund paid out 10% in distributions of which     % was income,     % gains and     % return of capital.

Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s). Consequently, a greater portion of the Fund’s dividend distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. Moreover, to the extent that such ordinary income dividends are paid out of capital gains or other non-dividend income of the Fund, they might not qualify for the 15% preferential tax rate.

The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distribution does not exceed the shareholder’s tax basis in its Fund shares, but will also reduce the shareholder’s tax basis in its Fund shares.

In calculating the amount of each quarterly distribution, the Fund’s net asset value will be measured as of the business day immediately preceding the declaration date of such distribution. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made.

In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Shares purchased pursuant to the Offer will be issued after the record date for the quarterly distribution declared in          , and, accordingly, the Fund will not pay a quarterly distribution with respect to such Shares until the distribution to be declared and paid in the quarter.

Shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by Computershare, as dividend paying agent. Pursuant to the Fund’s Automatic Reinvestment and Cash Purchase Plan (or the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be.

If the Directors of the Fund declare a distribution payable either in shares or in cash, as shareholders may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares determined as follows: Whenever the market price of the shares on the record date for the distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the closing market price of the shares on the NYSE on the previous trading day. If the shares’ net asset value at such time exceeds their market price, or if the Fund should declare a distribution payable only in cash, Computershare, as agent for the participants, will buy shares on the NYSE or elsewhere in the open market, for the participants’ accounts. If, before Computershare has completed its purchases, the market price equals or exceeds the net asset value of the shares, Computershare is permitted to cease purchasing the shares in the open market and the Fund may issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price.

Computershare will apply all cash received as a distribution to purchase shares on the open market as soon as practicable after the payment date of such distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

Participants in the Plan have the option of making additional cash payments monthly to Computershare for investment in the Fund’s shares. Such payments may be made in any amount from $100 to $3,000. Computershare will use all such payments received from participants to purchase shares on the open market on or about the fifteenth day of each month (or the closest business day thereto, if a weekend or holiday). To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by Computershare, it is suggested that participants send voluntary cash payments to Computershare at least five business days prior to the date for which a voluntary purchase is desired. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by Computershare at least five business days before such payment is to be invested.

Computershare maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by Computershare in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. Computershare’s fees for handling reinvestment of distributions will be paid by the Fund.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to Computershare’s open market purchases in connection with the reinvestment of distributions as well as from voluntary cash payments. With respect to purchases from voluntary cash payments, Computershare will charge each participant a pro-rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. Computershare may use its affiliates and/or affiliates of the Investment Adviser for all trading activity relative to the Plan on behalf of Plan participants. Such affiliates will receive a commission in connection with such trading transactions.

If a shareholder desires to discontinue his or her participation in the Plan, the shareholder may either (i) request Computershare to sell part or all of the shares in the account and remit the proceeds to the shareholder, net of any brokerage commission, or (ii) ask Computershare for a certificate for the number of full shares in his or her account, along with a check in payment for any fractional shares.

Although many brokers do participate in the Plan on behalf of their customers, a participant in the Plan who does change his or her broker may not be able to transfer the shares to another broker and continue to participate in the Plan.

The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan. The Plan also may be amended or terminated by Computershare, with the Fund’s prior written consent, upon written notice sent to participants in the Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 859208, Braintree, MA 02185.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, par value $0.10 per share, of which           shares were outstanding as of          , 2007. The Shares when issued, will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses. Shareholders are entitled to one vote per share. All voting rights for directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Fund’s Board of Directors from time to time may amend the Fund’s Articles of Incorporation to increase or decrease the number of authorized shares of Common Stock without any further authorization by the Fund’s shareholders. The Fund’s outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE under the symbol “ZF.”

The Fund has no present intention of offering additional shares beyond this Offer, except that additional shares may be issued under the Distribution Reinvestment and Cash Purchase Plan. See “Distributions; Distribution Reinvestment and Cash Purchase Plan.” Other offerings of its Common Stock, if made, will require approval of the Fund’s Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding shareholders.

Repurchase of Shares

The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value, and the Fund may incur debt to refinance share repurchase transactions. In addition, pursuant to the 1940 Act, the Fund retains the right to repurchase its shares under other circumstances on a securities exchange or such other open market designated by the Commission (provided that the Fund has informed shareholders within the preceding six months of its intention to repurchase such shares), by a tender offer open to all the Fund’s shareholders, or as otherwise permitted by the Commission. When a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or such an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner on a basis which does not discriminate unfairly against the other shareholders indirectly through their interest in the Fund. The Fund may incur debt to finance share repurchase transactions (see “Investment Restrictions” in the SAI).

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.

The Fund currently has no established tender offer program, and no established schedule for considering tender offers. No assurance can be given that the Board of Directors will decide to undertake any such tender offers in the future or, if undertaken, that they will reduce any market discount.

Any acquisition of shares by the Fund (whether through a share repurchase or a tender offer) will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases or tender offers, interest on such borrowings will reduce the Fund’s net investment income. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase or tender offer, such liquidation might be at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund’s portfolio turnover and make it more difficult for the Fund to achieve its investment objective.

Special Voting Provisions

The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the “Charter Documents”) that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

Under Maryland law and the Fund’s Articles of Incorporation, the affirmative vote of the holders of two-thirds of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund’s assets, the dissolution of the Fund and any amendment to the Fund’s Articles of Incorporation. In addition, the affirmative vote or consent of the holders of two-thirds of the outstanding Shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company, to amend certain of the provisions of the Charter Documents or generally to authorize any of the following transactions:

(i) a merger or consolidation of the Fund with or into any other corporation;

(ii) the issuance of any securities of the Fund to any person or entity for cash;

(iii) the sale, lease or exchange of all or any substantial part of the Fund’s assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

(iv) the sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such two-thirds vote would not be required when, under certain conditions, the Board of Directors, in accordance with the Fund’s Articles of Incorporation, approves the transaction. Reference is made to the Charter Documents of the Fund, on file with the Commission, for the full text of these provisions. See “Further Information.”

The provisions of the Charter Documents described above and the Fund’s right to repurchase its shares could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See “Repurchase of Shares” above.

TAXATION

Federal Taxation of the Fund and its Distributions

The Fund has qualified and elected to be treated, and intends to continue to qualify and be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of Federal income and excise taxes on such distributed income and gain. Such distributions from investment company taxable income, whether paid in cash or in shares, will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund’s capital gain distributions, whether paid in cash or in shares, will be taxable as capital gain to such shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For non-corporate U.S. shareholders, the Fund’s capital gains distributions and certain of its ordinary income distributions will be taxable at a maximum marginal Federal income tax rate of 15%. Shareholders that are not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gain for reinvestment. After the end of each taxable year, the Fund will notify shareholders of the Federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain income tax consequences to shareholders of the Fund, see “Taxation” in the SAI.

Federal Income Tax Consequences Relating to the Offer

The following discussion describes certain United States Federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who is generally subject to U.S. Federal income tax (“U.S. Shareholders”). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. It assumes that each U.S. Shareholder holds Common Stock as a capital asset. Additionally, this summary does not specifically address the U.S. Federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. Federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

U.S. Shareholders who receive Rights pursuant to the Offer should not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis should be allocated to such Rights, and such Shareholder should not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

The tax basis of a U.S. Shareholder’s Common Stock should remain unchanged and the shareholder’s basis in the Rights should be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder’s U.S. Federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

A U.S. Shareholder who exercises Rights should not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). The holding period for Common Stock acquired upon the exercise of Rights should begin on the date of exercise of the Rights. See “Taxation” in the SAI.

Each U.S. Shareholder is urged to consult his or her own tax advisor with respect to the specific Federal, state and local tax consequences to such U.S. Shareholder of receiving Rights in this offer.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company, P.O. Box 5501, Boston, MA 02206-5501 serves as the Fund’s custodian. Computershare Trust Company, N.A., P.O. Box 859208 Braintree, MA 02185 serves as the Fund’s dividend paying agent, transfer agent and registrar.

EXPERTS

The financial statements of the Fund for the year ended December 31, 2006, and the financial highlights included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, Boston, Massachusetts, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

The validity of the Shares under Maryland law will be passed on for the Fund by Venable LLP, Baltimore, Maryland. Certain other matters may be passed on for the Fund by Katten Muchin Rosenman LLP, New York, New York, which serves as counsel to the Fund.

FURTHER INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for fiscal years ended December 31, 2005 and December 31, 2006 are included in the Fund’s annual reports to shareholders for such years, copies of which are on file with and may be inspected at the Commission as indicated below.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such information is available for inspection at the public reference facilities of the Commission at Room 1024, 100 F Street, NE, Washington, DC 20549. Copies of such information are obtainable by mail, upon payment of the Commission’s customary charges, by writing to the Commission’s principal office at 100 F Street, NE, Washington, DC 20549 at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains periodic reports, proxy statements and other information regarding registrants that file documents electronically with the Commission. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

OF
STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE AND POLICIES	3
INVESTMENT RESTRICTIONS	8
MANAGEMENT	11
INVESTMENT ADVISER AND SUB-ADVISER	17
PORTFOLIO MANAGERS	18
EXPENSES	20
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
NET ASSET VALUE	21
TAXATION	21
INDEPENDENT ACCOUNTANTS	24
PRINCIPAL SHAREHOLDERS	25
FINANCIAL STATEMENTS	F-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Sub-Adviser. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the Shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of any offer to buy the Shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

           Shares of Common Stock

THE ZWEIG FUND, INC.

Issuable Upon Exercise of
Non-Transferable Rights to
Subscribe for Such
Shares of Common Stock

PROSPECTUS

          , 2007

The information in the Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

SUBJECT TO COMPLETION, DATED          , 2007

PART B

THE ZWEIG FUND, INC.
900 Third Avenue, New York, N.Y. 10022

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Fund’s Prospectus, dated          , 2007 (the “Prospectus”). This SAI does not include all information that a shareholder should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund’s Information Agent, Georgeson, Inc. Banks and Brokers should call (212) 440-9800 collect and all other shareholders should call (866) 541-3552. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). The address of the Fund is 900 Third Avenue, New York, New York 10022, and its telephone number is (212) 451-1100. This SAI incorporates by reference the entire Prospectus. Defined terms used herein shall have the same meaning as provided in the Prospectus. The date of this SAI is          , 2007.

2

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of The Zweig Fund, Inc. (the “Fund”) is capital appreciation, primarily through investment in equity securities, consistent with the preservation of capital and reduction of risk, as determined by the Fund’s investment adviser, Phoenix/Zweig Advisers LLC (the “Investment Adviser”). The extent of the Fund’s investment in equity securities will be determined by the Investment Adviser primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, the President of Zweig Consulting LLC (the “Sub-Adviser”), and his staff. While the Investment Adviser seeks to reduce the risks associated with investing in equity securities by using these techniques, such risks cannot be eliminated.

The following describes certain investment strategies in which the Investment Adviser may engage, on behalf of the Fund, each of which may involve certain special risks.

Futures Contracts and Related Options

Upon entering into a futures contract, the Fund will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 2% to 5% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that the futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Fund is required to specifically designate on its accounting records cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, to ensure that the use of such futures contracts is not leveraged. If the value of the securities specifically designated declines, additional securities, cash or cash equivalents must be specifically designated on the accounting records of the Fund so that the value of the account will at least equal the amount of the Fund’s commitments with respect to such futures contracts.

Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

While futures contracts based on securities provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.

There are several risks in trading futures contracts. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities which are the subject of the hedge.

If the price of the futures contracts moves less than the price of the underlying securities, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a

3

favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities which are being hedged.

To compensate for the imperfect correlation of such movements in price, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities have been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the prices of the securities being hedged is less than the historical volatility of the futures contracts.

It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

Where futures are purchased to hedge against a possible increase in the cost of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction over a very short period of time.

The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. The Fund does not intend to devote more than 5% of its net assets as initial margin or option premiums for futures transactions.

Security and Stock Index Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is “marked-to-market” daily to reflect the current market

4

value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.

The premium paid by the Fund for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by the Fund equals the option’s last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

The Fund may cover written call options with any assets, including equity securities and noninvestment grade debt so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), specifically designated on the accounting records of the Fund in amounts sufficient to ensure that it is able to meet its obligations under the written call option should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

A written put option may be covered with liquid assets specifically designated on the accounting records of the Fund. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible

5

securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

Exchange Traded Funds

The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called exchange-traded funds (“ETFs”). These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost. ETFs may include, among others, the Nasdaq-100 Index Tracking Stock (QQQ), Standard & Poor’s Depositary Receipts (SPDRS), the DIAMONDS Trust, and other ETF’s as determined from time to time by the Investment Adviser.

Foreign Securities

The Fund may invest up to up to 20% of its net assets in securities of foreign issuers. Investments in foreign securities offer potential benefits not available through investment solely in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to have growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign markets that do not move in a manner parallel to United States markets. The Fund may also enter into foreign currency transactions in connection with its investment activity in foreign securities.

Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities. Foreign investments may be affected by changes in foreign currency rates and exchange control regulations. There may be less information available about a foreign company than a domestic company, and foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies. Foreign securities may be less liquid and subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of the Fund’s portfolio and might adversely affect the Fund’s performance. Foreign investments may also be subject to local economic or political risks, political instability and possible nationalization of issuers or expropriation of their assets which might adversely affect the Fund’s ability to realize or liquidate its investment in such securities. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Furthermore, legal remedies for defaults and disputes may have to be pursued in foreign courts whose procedures differ substantially from those of the U.S. courts. In the event of a default in payment on foreign securities, the Fund may incur increased costs to obtain and/or to enforce a judgment against the foreign issuer (or the other parties to the transaction) in the United States or abroad, and no assurance can be given that the Fund will be able to collect on any such judgment.

Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

Pursuant to the provisions of Rule 17f-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s Board of Directors has delegated to the Fund’s Custodian, State Street Bank and Trust Company, as the Fund’s Foreign Custody Manager the responsibilities for selecting and monitoring any foreign custodians that may be used in connection with the Fund’s investments in foreign securities. Pursuant to and subject to the terms and conditions of the Custodian Contract between State Street Bank and Trust Company and the Fund, State Street Bank

6

and Trust Company will, among other things, (i) determine that the assets held by foreign custodians are subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such foreign custodian operates, (ii) determine that the foreign custodial arrangements are governed by a written contract that provides reasonable care for the Fund’s assets based on such standards, (iii) establish a system to monitor the appropriateness of maintaining the Fund’s assets with a particular foreign custodian and any material changes in such contract, and (iv) report to the Fund’s Board of Directors with respect to the Fund’s foreign custodial arrangements.

Short Sales

The Fund may from time to time make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. The Fund may make short sales to offset a potential decline in a long position or a group of long positions, or if the Investment Adviser believes that a decline in the price of a particular security or group of securities is likely. The Fund may also make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Investment Adviser believes that the price of a particular security or group of securities is likely to decline.

When the Fund determines to make a short sale of a security, it must borrow the security. The Fund’s obligation to replace the security borrowed in connection with the short sale will be fully secured by the proceeds from the short sale retained by the broker and by cash or liquid securities deposited in a segregated account with the Fund’s custodian. The Fund may have to pay a premium to borrow the security. The Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale.

In addition to the short sales described above, the Fund may make short sales “against the box.” A short sale “against the box” is a short sale where, at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. The Fund would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Fund. Short sales against the box are not subject to the collateral requirements described above or the percentage limitations on short sales described below.

The Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is 25% or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s net assets.

Closed-End Investment Companies

When the Fund invests in other closed-end investment companies, the investments made by such other investment companies will be effected by independent investment managers, and the Fund will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which the Fund may invest could also incur more risks than would be the case for direct investments made by the Fund. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which the Fund invests may or may not have the same fundamental investment limitations as those of the Fund itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.

By investing in investment companies indirectly through the Fund, a shareholder of the Fund will bear not only a proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Fund invests.

7

The Fund will not (i) own more than 3% of the voting securities of any one investment company; (ii) invest more than 5% of its assets in the securities of any one investment company; or (iii) invest more than 10% of its assets in securities issued by other investment companies.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling partly solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delayed and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. The Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transactions, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchase and forward commitments.)

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental policies, which cannot be changed without the approval of the holders of a majority of its outstanding voting securities (as defined under “Investment Objective and Policies” in the Prospectus). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The Fund may not:

1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be

8

invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.

2. Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer.

3. Purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.

4. Invest more than 5% of its total assets in securities of issuers that, at the time of purchase, have a record, together with predecessors, of less than three years of continuous operation. This investment restriction does not apply to investments in U.S. Government Securities.

5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the Fund’s total assets would be invested in securities of other investment companies, more than 5% of the market value of the Fund’s total assets would be invested in the securities of any one investment company, or the Fund would own more than 3% of any other investment company’s securities.

6. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

7. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; provided that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

8. Purchase any securities on margin, except that the Fund may make margin deposits in connection with any futures contracts or any options it may purchase or write. Effecting short sales, to the extent permitted by paragraph 12 below, does not constitute a margin purchase for purposes of this investment restriction.

9. Make loans of money, except that the Fund may purchase publicly distributed debt obligations consistent with its investment objective and policies, and the Fund may make loans of portfolio securities; provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned; and provided further that immediately after giving effect to any such loan, the aggregate amount of all outstanding loans of securities does not exceed 20% of the current market value of the Fund’s net assets.

10. Borrow money, except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 20% of the Fund’s net assets; provided that the Fund maintains asset coverage of 300% with respect to such borrowings.

11. Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in paragraph 10 above. (For the purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, writing of stock options and collateral arrangements with respect to margin for futures contracts or related options are not deemed to be a pledge of assets; and neither such arrangements nor the purchase or sale of futures contracts or purchases of related options are deemed to be the issuance of a senior security.)

12. Make any short sales of securities, unless, if, at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund’s net assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s net assets, (iii) the market value of all securities sold short of any one issuer does not exceed 2% of the Fund’s net assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales “against-the-box.”

9

13. Underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.

14. Invest more than 10% of the Fund’s total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.

15. Purchase or sell commodities or futures contracts or options on commodity or futures contracts, except if: (i) the purchase or sale of futures contracts or options thereon is to hedge the Fund’s existing portfolio of securities, or to anticipate a market or market sector advance; and (ii) the Fund creates, at the time of its purchase of a futures contract, a segregated account with its Custodian consisting of cash, U.S. Government Securities or other appropriate high-grade debt obligations in an amount equal to the total market value of such contract, less the amount of initial margin for such contract.

10

MANAGEMENT

Directors and Officers

The names and addresses of the Directors and Officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

DISINTERESTED DIRECTORS

		Number of
		Portfolios in
	Term of	Fund
Name, Address, Age	Office and	Complex	Principal Occupation(s)
and	Length of	Overseen by	During Past 5 Years and
Position(s) with Fund	Time Served	Director	Other Directorships Held

Charles H. Brunie Brunie Associates 320 Park Avenue, 10th Floor New York, NY 10022 DOB: 7/17/30 Director	Term: Until 2009. Served since: 1996.	2	Director of The Zweig Total Return Fund, Inc. (since 1998); Chairman, Brunie Associates (investments) (since April 2001); Oppenheimer Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000); Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1999); Trustee, Hudson Institute (since 2002); Trustee, American Spectator (since 2002); Chartered Financial Analyst (since 1969).
Wendy Luscombe Taghkanic Churchtown Rd. Craryville, NY 12521 DOB: 10/29/51 Director	Term: Until 2008. Served since: 2002.	2	Director of The Zweig Total Return Fund, Inc. (since 2002); Co-lead Independent Director of the Zweig Total Return Fund, Inc. and of The Zweig Fund, Inc. (since 2006); Principal, WKL Associates, Inc. (Real Estate Investment Consultant) (since 1994); Fellow, Royal Institution of Chartered Surveyors; Member, Chartered Institute of Arbitrators; Director, Endeavour Real Estate Securities, Ltd. (2000-2006); Director, PXRE, Corp. (reinsurance) (since 1994); Member and Chairman of Management Oversight Committee, Deutsche Bank, International Real Estate Opportunity Fund 1A and 1B (since 2003); Trustee, Acadia Realty Trust (since 2004).
Alden C. Olson 2711 Ramparte Path Holt, MI 48842 DOB: 5/10/28 Director	Term: Until 2007. Served since: 1996.	2	Director of The Zweig Total Return Fund, Inc. (since 1996); Currently retired; Chartered Financial Analyst (since 1964); Professor of Financial Management, Investments at Michigan State University (1959 to 1990).
James B. Rogers, Jr. 352 Riverside Dr. New York, NY 10025 DOB: 10/19/42 Director	Term: Until 2009. Served since: 1986.	2	Director of The Zweig Total Return Fund, Inc. (since 1988); Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Commentator on Fox News (since 2002); Author of ‘‘Investment Biker: On the Road with Jim Rogers” (1994),‘‘Adventure Capitalist” (2003) and ‘‘Hot Commodities” (2004); Director, Emerging Markets Brewery Fund (1993-2002); Director, Levco Series Trust (1996-2006).

11

Number of
Portfolios in
	Term of	Fund
Name, Address, Age	Office and	Complex	Principal Occupation(s)
and	Length of	Overseen by	During Past 5 Years and
Position(s) with Fund	Time Served	Director	Other Directorships Held

R. Keith Walton 315 Park Avenue South New York, NY 10010 DOB: 9/28/64 Director	Term: Until 2008. Served since: 2004.	2	Director of The Zweig Total Return Fund, Inc. (since 2004); Co-lead Independent Director of the Zweig Total Return Fund, Inc. and of The Zweig Fund, Inc. (since 2006); Principal and Chief Administrative Officer, Global Infrastructure Partners (since 2007); Director, Blue Crest Capital Management Funds (since 2006); Executive Vice President and Secretary (1996-2007) of the University at Columbia University; Director (since 2002), Member, Executive Committee (since 2002), Chair, Audit Committee (since 2003), Apollo Theater Foundation, Inc.; Director, Orchestra of St. Luke’s (since 2000); Vice President and Trustee, The Trinity Episcopal School Corporation (since 2003); Member (since 1997), Nominating and Governance Committee Board of Directors (since 2004), Council on Foreign Relations.

INTERESTED DIRECTOR

Number of
Portfolios in
	Term of	Fund
Name, Address, Age	Office and	Complex	Principal Occupation(s)
and	Length of	Overseen by	During Past 5 Years and
Position(s) with Fund	Time Served	Director	Other Directorships Held

George R. Aylward 56 Prospect Street Hartford, CT 06115 DOB: 8/17/64 Director, Chairman of the Board and President	Term: Until 2007. Served since: 2006.	2	Director of The Zweig Total Return Fund, Inc. (since 2006); Senior Vice President and Chief Operating Officer, Asset Management, The Phoenix Companies, Inc. (2004-present); President (since November 2006) and Chief Operating Officer (2004-present), Phoenix Investment Partners, Ltd.; President, certain funds within the Phoenix Funds Family (since November 2006); Previously, Executive Vice President, Phoenix Investment Partners, Ltd. (2004-November 2006); Vice President, Phoenix Life Insurance Company (2002-2004); Vice President, The Phoenix Companies, Inc. (2001-2004); Vice President, Finance, Phoenix Investment Partners, Ltd. (2001-2002); Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001); Executive Vice President, certain funds within the Phoenix Funds Family (2004-November 2006).

OFFICERS WHO ARE NOT DIRECTORS

Position(s) with
	the Fund and	Principal Occupation(s)
	Length of	During Past 5 Years and
Name, Address and Age	Time Served	Other Directorships Held

Carlton Neel 900 Third Avenue New York, NY 10022 DOB: 12/19/67	Executive Vice President since: 2003. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Executive Vice President of The Zweig Total Return Fund, Inc. (since 2003); Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (since 2003); Senior Vice President, Euclid Advisers LLC (since 2004); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).

12

Position(s) with
	the Fund and	Principal Occupation(s)
	Length of	During Past 5 Years and
Name, Address and Age	Time Served	Other Directorships Held

David Dickerson 900 Third Avenue New York, NY 10022 DOB: 12/27/67	Senior Vice President since: 2003. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Senior Vice President of The Zweig Total Return Fund, Inc. (since 2003); Senior Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (since 2003); Senior Vice President, Euclid Advisers LLC (since 2004); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).
Marc Baltuch 900 Third Avenue New York, NY 10022 DOB: 9/23/45	Vice President and Chief Compliance Officer since: 2004. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Vice President and Chief Compliance Officer of The Zweig Total Return Fund, Inc. (since 2004); Chief Compliance Officer of Phoenix/Zweig Advisers LLC (since 2004); President and Director of Watermark Securities, Inc.(since 1991); Secretary of Phoenix-Zweig Trust (1989-2003); Secretary of Phoenix-Euclid Market Neutral Fund (1998-2002); Assistant Secretary of Gotham Advisors, Inc. (1990-2005); Chief Compliance Officer of the Zweig Companies (since 1989) and of the Phoenix Funds Complex (since 2004).
Kevin J. Carr One American Row Hartford, CT 06102 DOB: 8/30/54	Secretary and Chief Legal Officer since: 2005. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Secretary and Chief Legal Officer of The Zweig Total Return Fund, Inc. (since 2005); Vice President and Counsel, Phoenix Life Insurance Company (since 2005); Vice President, Counsel, Chief Legal Officer and Secretary, certain Funds within Phoenix Fund Complex (since 2005); Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005-May 2005); Assistant General Counsel, The Hartford Financial Services Group (1999-2005).
Moshe Luchins 900 Third Avenue New York, NY 10022 DOB: 12/22/71	Vice President since: 2004. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Vice President of The Zweig Total Return Fund, Inc. (since 2004); Associate Counsel (1996-2005), Associate General Counsel (since 2006) of the Zweig Companies.
Nancy Curtiss 56 Prospect Street Hartford, CT 06115 DOB: 11/24/52	Treasurer since: 2003. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Treasurer of The Zweig Total Return Fund, Inc. (since 2003); Vice President, Operations (since 2003); Vice President, Fund Accounting (1994-2003) and Treasurer (1996-2003), Phoenix Equity Planning Corporation. Treasurer, multiple funds in the Phoenix Fund Complex (since 1994).
Jacqueline Porter 56 Prospect Street Hartford, CT 06115 DOB: 2/19/58	Vice President and Assistant Treasurer since: 2006. Expires: Immediately following the 2007 Annual Meeting of Shareholders.	Vice President and Assistant Treasurer of The Zweig Total Return Fund, Inc. (since 2006); Assistant Vice President, Fund Administration, Phoenix Equity Planning Corporation (since 1995); Vice President and Assistant Treasurer, multiple funds in the Phoenix Fund Complex (since 1995).

*	Director considered to be an “interested person,” as that term is defined in the 1940 Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Fund.

13

The Fund’s Board of Directors has appointed a standing Audit Committee and Nominating Committee. The Fund’s Board of Directors has adopted a written charter for the Fund’s Audit Committee. The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee assists the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee of the Board of Directors will normally meet two times during each full fiscal year with representatives of the independent auditors to discuss and review various matters as contemplated by the Audit Committee Charter. The members of the Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are “independent” within the meaning of the 1940 Act and the NYSE corporate governance standards for audit committees. The Fund’s Audit Committee held four meetings during the year ended December 31, 2006.

14

Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors. The Nominating Committee considers candidates for election to fill vacancies on the Board of Directors, and will consider recommendations from shareholders for possible nominees. Shareholders are required to submit a biography of the recommended candidate to the Secretary of the Fund. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next annual meeting of the Fund. This deadline can be found in the proxy statement for the Fund’s most recent annual meeting. When nominating a director candidate, shareholders must include in their notice to the Fund’s Secretary the required information, as specified in Article II — Section 3 of the By-Laws. Such information includes (i) as to each person whom the shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the capital stock of the Fund that are beneficially owned by such person and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a director of the Fund); and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Fund’s books, of such shareholder, (B) the class and number of shares of the capital stock of the Fund which are beneficially and/or owned or record by such shareholder, (C) the nature of any such beneficial ownership of such stock, the beneficial ownership of any such stock held of record by such shareholder but beneficially owned by one or more other persons, and the length of time for which all such stock has been beneficially owned and/or owned of record by such shareholder, (D) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination(s) and (E) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such nomination(s).

The Fund’s Nominating Committee held one meeting during the year ended December 31, 2006. The Fund does not have a standing compensation committee. All of the Directors, other than Mr. Brunie, attended at least 75% of the total number of Board meetings, and his or her respective committee meetings, held during the year ended December 31, 2006.

The Board of Directors, including a majority of the disinterested Directors, has the responsibility under the 1940 Act to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement. Both the Investment Advisory Agreement and the Sub-Advisory Agreement were approved to be continued until March 1, 2007 at a meeting of the Directors held on February 15, 2006. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s June 30, 2006 Semi-Annual Report to Shareholders. At a meeting of the Directors held on February 20, 2007, the Board of Directors, including a majority of the disinterested Directors, approved the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement until March 1, 2008. A discussion regarding the basis for the approval of this continuance will be contained in the Fund’s June 30, 2007 Semi-Annual Report to Shareholders.

15

Direct Ownership of Securities

The dollar range of the Fund’s securities owned by each Director in the Fund and the aggregate dollar range of securities owned in the Zweig Fund Complex (as defined below under “Executive Compensation”) is set forth below.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
Name of Director	Securities in the Fund(1)	Securities in the Zweig Fund Complex

Charles H. Brunie	Over $100,000	Over $100,000
Wendy Luscombe	$10,001-$50,000	$10,001-$50,000
Alden C. Olson	$10,001-$50,000	$10,001-$50,000
James B. Rogers, Jr.	$10,001-$50,000	$10,001-$50,000
R. Keith Walton	$1-$10,000	$10,001-$50,000
George R. Aylward	$1-$10,000	$10,001-$50,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by its Directors and reflects ownership as of December 31, 2006, except for George R. Aylward whose ownership is as of March 14, 2007. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. Fractional shares are rounded off to the nearest whole share. The Directors and Officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

Executive Compensation

The aggregate compensation paid to each of the Directors for the year ended December 31, 2006 by the Fund and The Zweig Total Return Fund, Inc. (ZTR), constituting all of the funds to which the Investment Adviser provides investment advisory services (collectively, the “Zweig Fund Complex”), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Zweig Fund Complex with respect to which any of the Directors serves as a director or trustee are set forth below. The Fund does not pay any fees to, or reimburse expenses of, its Director who is considered an “interested person” of the Fund. Neither the Fund nor any other fund in the Zweig Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

	Aggregate Compensation	Total Compensation from the Zweig
Name of Director	from the Fund	Fund Complex, Including the Fund

Charles H. Brunie	$19,000	$38,000
Wendy Luscombe	$32,500	$65,000
Alden C. Olson	$26,500	$53,000
James B. Rogers, Jr.	$25,000	$50,000
R. Keith Walton	$31,000	$62,000
George R. Aylward	$0	$0

Limitation of Directors’ and Officers’ Liability

The Fund’s Articles of Incorporation limit the personal liability of its Officers and Directors to the Fund and its shareholders for money damages to the maximum extent permitted by the Maryland General Corporation Law. Accordingly, a shareholder will be able to recover money damages against a Director or an Officer of the Fund only if he or she is able to prove that (a) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding, (b) the Director or Officer actually received an improper benefit or profit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit or profit), or (c) the Director or Officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The limitation also does not apply to claims against Directors or Officers arising out of their responsibilities under the Federal securities laws. The Fund’s Articles of Incorporation do not limit the right of the Fund or any shareholder to sue for an injunction or any other nonmonetary relief in the event of a breach of a Director’s or Officer’s duty of care or other breach of duty or responsibility.

16

Code of Ethics

The Fund, the Investment Adviser and the Sub-Adviser have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics set forth the terms and conditions upon which personnel subject to the codes may invest in securities, including securities that may be purchased or held by the Fund. These codes contains policies and procedures that, among other things, prohibit personnel from trading on the basis of material nonpublic information, place limitations on personal trading by personnel, impose preclearance on certain types of trading, and impose reporting obligations on such personnel, including requiring initial and annual reports of securities holdings. Copies of the Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies of these Codes of Ethics are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

The Investment Adviser votes proxies relating to the Fund’s portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. It is the intention of the Fund to exercise stock ownership rights in portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Investment Adviser endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

If in the voting of proxies, a conflict of interest arises between the interests of Fund shareholders, on one hand, and those of the Investment Adviser or any affiliated person of the Fund, on the other hand, the Investment Adviser may take one or more of the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting the proxies: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; or (ii) abstaining. The Investment Adviser will promptly notify the President of the Fund once any actual or potential conflict of interest exists. The Investment Adviser will not waive any conflict of interest or vote any conflicted proxies without the prior written approval of either the Board of Directors or the President of the Fund, in which case the President will report on the conflict at the next following meeting of the Board of Directors.

Shareholders may obtain information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2006, free of charge by calling toll-free 1-800-243-1574 or from the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

INVESTMENT ADVISER AND SUB-ADVISER

The Investment Adviser, Phoenix/Zweig Advisers LLC, is a Delaware limited liability company, with offices at 900 Third Avenue, New York, New York 10022. The Investment Adviser became the Fund’s investment adviser on January 1, 2000, following the acquisition of Zweig Advisors Inc., the Fund’s former investment adviser, Zweig/Glaser Advisers, the Fund’s former administrator, and Zweig Securities Corp. by Phoenix Investment Partners, Ltd. on March 1, 1999 (the “Acquisition”). The Investment Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd., a wholly-owned investment management subsidiary of The Phoenix Companies, Inc., a NYSE-listed company. Phoenix/Zweig Advisers LLC and Phoenix Investment Partners, Ltd. are Delaware entities and independent advisory firms registered with the Commission under the Investment Advisers Act of 1940, as amended. As of December 31, 2006, Phoenix Investment Partners, Ltd. had approximately $58 billion of assets under management.

Pursuant to an investment advisory agreement dated March 1, 1999 (the “Investment Advisory Agreement”), the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to the supervision of the Board of Directors and the applicable provisions of the 1940 Act. The Investment Adviser is also obligated to provide the Fund with such executive, administrative, data processing, clerical, accounting and

17

bookkeeping services and statistical and research data as are deemed advisable by the Board of Directors, except to the extent these services are provided by an administrator hired by the Fund. The Investment Adviser may consider analyses from various other sources, including broker-dealers with which the Fund does business and affiliates of the Investment Adviser. Under a services agreement (the “Sub-Advisory Agreement”) with the Investment Adviser, the Sub-Adviser, Zweig Consulting LLC, performs asset allocation research and analysis and provides advice thereon to the Investment Adviser. The extent of the Fund’s investment in equity securities will be determined primarily on the basis of asset allocation techniques developed by Dr. Martin E. Zweig, President of the Sub-Adviser, and his staff.

For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay the Investment Adviser a monthly fee computed at the annual rate of 0.85% of the Fund’s average daily net assets during the previous month. For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund accrued investment advisory fees of $          , $           and $          , respectively.

PXP Securities Corp. or any other brokerage affiliate (the “Brokerage Affiliate”) may act as a broker for the Fund. In order for the Brokerage Affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Brokerage Affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Fund will not deal with a Brokerage Affiliate in any portfolio transaction in which the Brokerage Affiliate would act as principal.

Dr. Martin E. Zweig

Dr. Martin E. Zweig, the President of the Sub-Adviser, has been in the business of providing investment advisory services for over 35 years. Dr. Zweig and his associates determine asset allocation strategies to assist the Investment Adviser in its management of the Fund.

PORTFOLIO MANAGERS

Portfolio Managers

The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.

	Registered	Other Pooled
Portfolio Manager	Investment Companies	Investment Vehicles	Other Accounts

Carlton Neel	4	0	0
David Dickerson	4	0	0

The dollar range of the Fund’s securities owned by each portfolio manager and the aggregate dollar range of securities owned in the Zweig Fund Complex (as defined above under “Executive Compensation”) is set forth below.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities in the	Securities in the Zweig Fund
Portfolio Manager	Fund(1)	Complex

Carlton Neel	$50,001 — $100,000	Over $	100,000
David Dickerson	$50,001 — $100,000	Over $	100,000

(1)	The information as to beneficial ownership is based on statements furnished to the Fund by its portfolio managers and reflects ownership as of December 31, 2006. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares listed as owned by him or her. Fractional shares are rounded off to the nearest whole share. The portfolio managers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

18

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Adviser. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Adviser strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Adviser to allocate investment ideas pro rata to all accounts with the same primary investment objective.

Portfolio Manager Compensation Structure and Method

Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, “PXP”), believe that PXP’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain. Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or may be granted The Phoenix Companies, Inc. restricted stock at the direction of the parent’s Board of Directors.

Following is a more detailed description of the compensation structure of the Fund’s portfolio managers.

Base Salary.  Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual’s experience and responsibilities. PXP’s management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  The current Performance Incentive Plan for the Fund’s portfolio managers is made up of two components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on a percentage (as determined by Phoenix Board of Directors Compensation Committee) of the Investment Adviser’s adjusted operating income. Performance of the Investment Adviser’s closed-end and open-end funds is measured over one, three and five-year periods against specified benchmarks and/or peer groups. The Lipper Large Cap Core peer group is used as the benchmark for the equity portion of the Fund, and the Lipper General U.S. Government Funds peer group is used for the fixed income portion of the Fund. These benchmarks are subject to change dependent upon evaluation of the appropriate groupings.

(2) Thirty percent of the target incentive is based on the profitability of PXP (subject to a ROE performance threshold of the Phoenix Companies, Inc., the ultimate parent of the Adviser).

19

A portion of the total incentive bonus can be paid in restricted stock units of the Phoenix Companies, Inc., which vest over three years. Portfolio managers may also receive Phoenix stock options and/or be granted Phoenix restricted stock at the direction of the Phoenix Board of Directors.

Other Benefits.  Portfolio managers are also eligible to participate in broad-based plans offered generally to PXP employees, including broad-based retirement, 401(k), health and other employee benefit plans.

EXPENSES

For the fiscal years ended December 31, 2006, 2005 and 2004, the Fund’s net expenses amounted to of $     , $      and $     , respectively.

Expenses of the Offer will be charged to capital. The Fund’s annual expense ratio (excluding dividends on short sales) was     %,     % and     % of the Fund’s average net assets for the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the purchase and sale of portfolio securities for the Fund, the Investment Adviser will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Investment Adviser for its use. The Investment Adviser is also authorized to place orders with brokers who provide supplemental investment, market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution for the same order. Brokerage may be allocated entirely on the basis of net results to the Fund, including the difficulty of the order and the reputation of the broker-dealer. Research and analysis received by the Investment Adviser may benefit the Investment Adviser, the Sub-Adviser and their respective affiliates in connection with their services to other clients, as well as the Fund. Subject to the foregoing, the Fund may effect a portion of its securities transactions through affiliated broker-dealers of the Investment Adviser, including PXP Securities Corp. In accordance with the provisions of Rule 17e-1 under the 1940 Act, the Fund’s Board of Directors has adopted certain procedures which are designed to provide that brokerage commissions paid to PXP Securities Corp. and any other affiliated broker-dealers, are reasonable and fair as compared to the brokerage commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. The Fund, however, has no obligation to deal with PXP Securities Corp. or any other broker-dealer in effecting portfolio transactions.

The Fund paid brokerage commissions of $      to brokers for the year ended December 31, 2006, of which $0 was paid to PXP Securities Corp., representing 0% of the aggregate brokerage commissions paid by the Fund and 0% of the aggregate amount of transactions involving the payment of commissions for such year. The Fund paid brokerage commissions of $      to brokers for the year ended December 31, 2005, of which $0 was paid to PXP Securities Corp., representing 0% of the aggregate brokerage commissions paid by the Fund and 0% of the aggregate amount of transactions involving the payment of commissions for such year. The Fund paid brokerage commissions of $      to brokers for the year ended December 31, 2004, of which $0 was paid to PXP Securities Corp., representing 0% of the aggregate brokerage commissions paid by the Fund and 0% of the aggregate amount of transactions involving the payment of commissions for such year.

A portion of the securities in which the Fund will invest may be traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Fixed income securities purchased or sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities may be purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Futures transactions

20

generally will be effected through those futures commission merchants the Fund believes will obtain the most favorable results for the Fund.

When the Fund and one or more accounts managed by the Investment Adviser or its affiliates propose to purchase or sell the same security, the available opportunities will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In other cases, coordination with transactions for other accounts and the ability to participate in volume or block transactions could benefit the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2006, December 31, 2005 and December 31, 2004 were          ,           and          , respectively. Portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund’s investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover (over 100%) involves greater brokerage commission expense, which must be borne by the Fund and its shareholders. A high rate of portfolio turnover may also result in the realization of capital gains, and to the extent that portfolio turnover results in the realization of net short-term capital gains, such gains, when distributed, would be taxed to shareholders at ordinary income tax rates.

NET ASSET VALUE

The net asset value of the Fund’s shares will be determined by the Administrator as of the close of regular trading on the NYSE, on each day the NYSE is open for trading, by dividing the Fund’s total assets, less the Fund’s total liabilities, by the total number of Shares outstanding. Net asset value will be published weekly in a financial newspaper of general circulation.

Portfolio securities (including stock options) which are traded only on stock exchanges will be valued at the last sale price. Securities traded in the over-the-counter market which are National Market Systems securities will be valued at the last sale price. Other over-the-counter securities will be valued on the basis of the mean between the current bid and asked prices obtained from market makers in such securities. Debt securities that mature in 60 days or less will be valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt securities that have an original maturity of less than 61 days will be valued at their cost, plus or minus amortized discount or premium, unless the Board of Directors determines that such valuation does not constitute fair value. Futures and options thereon which are traded on commodities exchanges will be valued at their closing settlement price on such exchange. Securities and assets for which market quotations are not readily available, and other assets, if any, will be valued at fair value as determined in good faith and pursuant to procedures established by the Board of Directors of the Fund.

The outstanding shares of Common Stock are, and the Shares will be, listed on the New York Stock Exchange, Inc. The Fund’s Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in October 1986. The Fund’s Officers cannot predict whether the Fund’s Common Stock will trade in the future at a premium or a discount to net asset value, and if so, the level of such premium or discount.

TAXATION

The following is a summary of the principal U.S. Federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Fund. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

21

General

The Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

If the Fund complies with such requirements, then in any taxable year for which the Fund distributes, in accordance with the Code’s timing requirements, ordinary income dividends of at least 90% of its investment company taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on any income of the Fund, including capital gains, that is distributed to shareholders in accordance with the Code’s requirements. However, if the Fund retains any investment company taxable income or net capital gain, it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on capital gains, (i) will be required to include in income for Federal income tax purposes, as capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder’s gross income.

In order to avoid a 4% Federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses, and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay Federal income tax. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and its net capital gain, but reserves the right to retain and designate as described in the above paragraph, its net capital gain.

The Fund’s investments, if any, in securities issued at a discount or providing for deferred interest payments or payments of interest in kind will generally cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Mark to market rules applicable to certain options and futures contracts may also require that net gains be recognized without a concurrent receipt of cash. In order to obtain cash to distribute its income or gains, maintain its qualification as a regulated investment company and avoid Federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Taxable U.S. Shareholders — Distributions

For U.S. Federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Distributions from the Fund’s investment company taxable income will be taxable as ordinary income, and generally cannot be offset by capital losses. For non-corporate shareholders, certain of the Fund’s ordinary income distributions received (or deemed received) in taxable years through and including 2010 may qualify for the 15% Federal income tax rate applicable to “qualified dividend income.” For corporate shareholders, certain of the Fund’s ordinary income distributions may qualify for the dividends received deduction. (However, the entire dividend, including the deducted amount, is includable in determining a corporate shareholder’s alternative minimum taxable income.) So long as the Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, capital gain dividends if properly designated as such in a written notice to shareholders mailed not later than 60 days after the Fund’s taxable year closes, will be taxed to shareholders as capital gain which, as to non-corporate shareholders, will be taxable at a maximum marginal Federal income tax rate of 15%, regardless of how long the shareholder has held his or her Fund shares. Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits, as computed for Federal income tax purposes, will first reduce a shareholder’s tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

22

All distributions, whether received in shares or in cash, as well as sales and exchanges of Fund shares, must be reported by each shareholder who is required to file a U.S. Federal income tax return. For Federal income tax purposes, dividends declared by the Fund in October, November or December and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. In addition, certain other distributions made after the close of a taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

The Fund will send written notices to shareholders regarding the amount and Federal income tax status of all distributions made during each calendar year.

With respect to distributions paid in cash or, for shareholders participating in the Distribution Reinvestment and Cash Purchase Plan (the “Plan”), reinvested in shares purchased in the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. With respect to distributions issued in shares of the Fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares and may also reduce their market value. Should a distribution reduce the net asset value or market value below a shareholder’s cost basis, such distribution (to the extent paid from the Fund’s current or accumulated earnings and profits) would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. Since the market price of shares purchased at that time may include the amount of any forthcoming distribution, investors purchasing shares just prior to a distribution will in effect receive a return of a portion of their investment in the form of a distribution which nevertheless will be taxable to them.

Taxable U.S. Shareholders — Sale of Shares

When a shareholder’s shares are sold, exchanged or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital gain or loss which will be long-term if the shares were held for more than one year, and short-term if the shares are held for one year or less. However, any loss realized on the sale, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the selling shareholder with respect to such shares. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a distribution reinvestment in shares of the Fund under the Plan. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

The Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the sale or exchange of Fund shares with respect to which the Fund is a payor (such as pursuant to a tender offer), except in the case of certain exempt recipients, i.e., corporations and certain other investors to which distributions are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of Federal income tax at the rate of 28% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failing to report interest or dividend income. The Fund may refuse to accept any subscription that does not contain any required

23

taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld would be credited against a shareholder’s U.S. Federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

Dividends paid to a shareholder who is not a U.S. person (i.e., a nonresident alien individual, or a foreign corporation, foreign partnership, foreign trust or foreign estate) ordinarily are subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends are subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations and, in the case of a shareholder that is a foreign corporation, may be subject to U.S. “branch profit tax.” However, “short-term capital gain dividends” and “interest-related dividends” paid by the Fund with respect to the Fund’s 2006 and 2007 taxable years generally will be exempt from 30% withholding. “Short-term capital gain dividends” generally are limited to the excess (if any) of the Fund’s net short-term capital gains over its net long-term capital losses, and “interest-related dividends” generally are limited to the Fund’s income (less expenses) from interest paid by U.S. issuers and interest paid on deposits with U.S. banks. Capital gain distributions, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Any gain realized by a shareholder who is not a U.S. person upon a sale or other disposition of shares of the Fund will not be subject to U.S. Federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8BEN or acceptable substitute Form W-8BEN may be subject to backup withholding at the rate of 28% on capital gain dividends and the proceeds of certain sales of their shares with respect to which the Fund is a payor (such as pursuant to a tender offer). Investors who are not U.S. persons should consult their tax advisers about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under Federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund’s accountants also review certain filings of the Fund with the Commission.

24

PRINCIPAL SHAREHOLDERS

There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. Except for the following, there is no person known to the Fund to hold beneficially 5% or more of the outstanding shares of the Fund. As of          , there were          outstanding shares of the Fund.

Name and Address of Record Owner	Amount of Record Ownership	Percent of Class

Cede & Co. 55 Water Street New York, New York 10004

25

FINANCIAL STATEMENTS

The audited financial statements and the notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2006. The Fund will furnish, without charge, a copy of the foregoing documents upon written request to the Fund’s Administrator, Phoenix Equity Planning Corporation, One American Row, Hartford, CT 06102, Attention: Shareholders Services.

F-1

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

(1) Financial Statements:  The following financial statements and schedules of the Registrant included in the Prospectus and/or SAI are filed with and made a part of this Registration Statement: Statement of Assets and Liabilities, December 31, 2006; Statement of Operations for the fiscal year ended December 31, 2006; Statement of Changes in Net Assets for the fiscal years ended December 31, 2006 and 2005; Schedule of Investments and Securities Sold Short, December 31, 2006; Notes to Financial Statements at December 31, 2006; Financial Highlights for the five fiscal years ended December 31, 2006; all other schedules are omitted because the information is included elsewhere in the Prospectus or SAI or is not required.

(2) Exhibits

(a)(1)	—	Amended and Restated Articles of Incorporation. (Incorporated by reference to Exhibit (1) of the Registrant’s Amendment No. 11 to the Registrant’s Registration Statement (Filed on August 12, 1991, Securities Act File No. 33-40594; Investment Company Act File No. 811-4739) (‘‘Amendment No. 11”).)
(a)(2)	—	Articles Supplementary.**
(a)(3)	—	Articles of Amendment.**
(b)	—	Amended and Restated By-Laws. (Incorporated by reference to Exhibit 99.77Q1 OTHR EXHB to the Registrant’s N-SAR-A for the period ending June 30, 2004.)
(c)	—	Not applicable.
(d)(1)	—	Form of Subscription Certificate.*
(d)(2)	—	Form of Notice of Guaranteed Delivery.*
(e)	—	Distribution Reinvestment and Cash Purchase Plan.**
(f)	—	Not applicable.
(g)(1)	—	Investment Advisory Agreement with Zweig Advisors Inc. dated March 1, 1999. (Incorporated by reference to Exhibit A to the Registrant’s Proxy Statement dated January 19, 1999.)
(g)(2)	—	Amended and Restated Servicing Agreement by and among Phoenix/Zweig Advisers LLC and Zweig Consulting LLC dated March 2, 2004. (Incorporated by reference to Exhibit 99.77Q2 to the Registrant’s N-SAR-A for the period ending June 30, 2004.)
(g)(3)		Letter Agreement, dated February 2, 2007, between Phoenix/Zweig Advisers LLC and Zweig Consulting LLC.**
(h)	—	Not applicable.
(i)	—	Not applicable.
(j)	—	Custodian Contract with State Street Bank and Trust Company dated as of May 1, 1997.**
(k)(1)	—	Administration Agreement with Zweig/Glaser Advisers dated as of March 1, 1999. (Incorporated by reference to Exhibit (k)(1) of Amendment No. 16 to the Registrant’s Registration Statement (Securities Act File No. 333-84884; Investment Company Act File No. 811-4739) (‘‘Amendment No. 16”).)
(k)(2)	—	Assignment of Administration Agreement by Zweig/Glaser Advisers to Phoenix Equity Planning Corporation effective as of October 31, 1999. (Incorporated by reference to Exhibit (k)(2) of Amendment No. 16.)
(k)(3)	—	Letter Agreement, dated March 1, 2006, between Registrant and Phoenix Equity Planning Corporation with respect to the Administration Agreement.**
(k)(4)	—	Stock Transfer Agent Service Agreement with State Street Bank & Trust Company dated as of September 1, 1997. (Incorporated by reference to Exhibit (k)(3) of Amendment No. 13 to the Registrant’s Registration Statement (Securities Act File No. 333-46955; Investment Company Act File No. 811-4739).)

(k)(5)	—	Assignment of Stock Transfer Agent Service Agreement by State Street Bank & Trust Company to EquiServe Trust Co., N.A. (Incorporated by reference to Exhibit (k)(4) of Amendment No. 17 to the Registrant’s Registration Statement (Securities Act File No. 333-84884; Investment Company Act File No. 811-4739.)
(k)(6)	—	Form of Subscription Agent Agreement between the Registrant and Computershare Trust Company, N.A.*
(k)(7)	—	Form of Information Agent Agreement between the Registrant and Georgeson, Inc.*
(l)	—	Opinion and Consent of Katten Muchin Rosenman LLP.*
(m)	—	Not applicable.
(n)	—	Consent of PricewaterhouseCoopers LLP.*
(o)	—	Not applicable.
(p)	—	Not applicable.
(q)	—	Not applicable.
(r)(1)	—	Code of Ethics of the Registrant.**
(r)(2)	—	Code of Ethics of Phoenix/Zweig Advisers LLC.**
(r)(3)	—	Code of Ethics of Zweig Consulting LLC.**

Other Exhibits:  Powers of Attorney for George R. Aylward, Charles H. Brunie, Wendy Luscombe, Alden C. Olson, James B. Rogers, Jr. and R. Keith Walton.**

*	To be Filed by Amendment

**	Filed herewith

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

Estimated
Category	Expenses*

Legal Fees	$
Transfer Agent/Subscription Agent	$
Postage Fees	$
Listing & Registration Fees	$
Printing Fees	$
Audit Fees	$

*	This information will be given by amendment, and may be subject to future contingencies.

Item 28.  Persons Controlled by or Under Common Control with Registrant

None.

Item 29.  Number of Holders of Securities as of, 2007

Number of
Title of Class	Record Holders

Common Stock, par value $0.10 per share

2

Item 30.  Indemnification

Under Article VI, Sections 4 through 7, of the Registrant’s Articles of Incorporation and Article V, Section 1, of the Registrant’s By-Laws, any past or present director or officer of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(h) or 17(i) of the Investment Company Act of 1940, as amended.

As permitted by Section 2-418(k) of the Maryland General Corporation Law, Article V, Section 6, of the Registrant’s By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that, pursuant to the By-Laws no insurance may be obtained by the Registrant for liabilities against which it would not have the power to indemnify him or her under the Article of the By-Laws regarding indemnification or applicable law.

Item 31.  Business and Other Connections of Investment Adviser and Sub-Adviser

For information regarding Dr. Martin E. Zweig, George R. Aylward, Carlton Neel, David Dickerson, and Marc Baltuch see “Management — Directors and Officers” in the SAI, which is incorporated herein by reference.

John H. Beers is the Vice President and Secretary of Phoenix/Zweig Advisers, LLC since 2002. He also serves as Vice President and Litigation and Governance Counsel, and Assistant Secretary, of The Phoenix Companies, Inc. and its subsidiary Phoenix Life Insurance Company. In addition he serves the following subsidiaries of The Phoenix Companies, Inc. in the capacities indicated: A.F.J.P. Prorenta, S.A. (Alternate Director); AGL Life Assurance Company (Vice President and Assistant Secretary); American Phoenix Life and Reassurance Company (Vice President and Secretary); BOA Properties, Inc. (Vice President and Secretary); DPCM Holding, Inc. (Vice President and Secretary); Duff & Phelps Investment Management Company (Vice President and Secretary); Emprendimiento Compartido, S.A. (Alternate Director); Engemann Asset Management (Vice President and Secretary); Euclid Advisers, LLC (Vice President and Secretary); Pasadena Capital Corporation (Vice President and Secretary); PFG Distribution Company (Vice President and Assistant Secretary); PFG Holdings, Inc. (Vice President and Assistant Secretary); Philadelphia Financial Group, Inc. (Vice President and Assistant Secretary); PHL Variable Insurance Company (Vice President and Secretary); Phoenix Distribution Holding Company (Vice President and Secretary); Phoenix Equity Planning Corporation (Vice President and Secretary); Phoenix Founders, Inc. (Vice President and Secretary); Phoenix Global Solutions, Inc. (Director/Vice President and Secretary); Phoenix International Capital Corporation (Vice President and Secretary); Phoenix Investment Counsel, Inc. (Vice President and Clerk); Phoenix Investment Management Company (Vice President and Secretary); Phoenix Investment Partners, Ltd. (Vice President and Secretary); Phoenix Life and Annuity Company (Vice President and Secretary); Phoenix Life and Reassurance Company of New York (Vice President and Secretary); Phoenix National Trust Holding Company (Vice President and Secretary); Phoenix New England Trust Holding Company (Vice President and Secretary); Phoenix Realty Equity Investments, Inc. (Vice President and Secretary); Phoenix Realty Investors, Inc. (Vice President and Secretary); Phoenix Variable Advisors, Inc. (Vice President and Secretary); PM Holdings, Inc. (Vice President and Secretary); Practicare, Inc. (Vice President and Secretary); PXP Institutional Markets Group, Ltd. (Vice President and Secretary); PXP International, Ltd. (Director); PXP Securities Corp. (Vice President and Secretary); Rutherford Financial Corporation (Vice President and Secretary); Rutherford, Brown & Catherwood, LLC (Vice President and Secretary); Seneca Capital Management LLC (Vice President and Secretary); The Phoenix Edge Series Fund (Assistant Secretary); Walnut Asset Management, LLC (Vice President and Secretary); WS Griffith Advisors, Inc. (Vice President and Secretary); and WS Griffith Securities, Inc. (Vice President and Secretary).

Glenn H. Pease has been the Vice President and Treasurer of Phoenix/Zweig Advisers, LLC since 2002. He is currently Vice President, Finance, Phoenix Investment Partners, Ltd.; Vice President, Finance, Phoenix Investment Counsel, Inc.; Vice President, Finance PXP Institutional Markets Group, Ltd.; Vice President, Chief Financial Officer and Treasurer, PXP Securities Corp.; Vice President and Treasurer, Seneca Capital Management, LLC; Vice

3

President, Finance and Treasurer, Duff & Phelps Investment Management Co.; Vice President and Chief Financial Officer, Engemann Asset Management; Vice President, Finance and Treasurer, Rutherford Financial Corporation; Vice President, Finance and Treasurer, Euclid Advisors, LLC; Vice President, Finance and Treasurer, Phoenix Equity Planning Corporation, all affiliates of the Investment Adviser.

Item 32.  Location of Accounts and Records

Corporate records of the Registrant and records relating to the function of Phoenix/Zweig Advisers LLC as Investment Adviser to the Registrant:

Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Records relating to its function as Administrator to the Registrant:

Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Records relating to its function as the Registrant’s Dividend Paying Agent, Distribution Reinvestment and Cash Purchase Plan Agent, Transfer Agent and Registrar:

Computershare Trust Company, N.A.
P.O. Box 859208
Braintree, MA 02185

Records relating to its function as Custodian of the Registrant:

State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

(a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(b) Registrant undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 9th day of May, 2007.

THE ZWEIG FUND, INC.

By:	/s/ George R. Aylward
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ George R. Aylward George R. Aylward	Director, Chairman of the Board and President	May 9, 2007

/s/ Charles H. Brunie Charles H. Brunie	Director	May 9, 2007

/s/ Wendy Luscombe Wendy Luscombe	Director	May 9, 2007

/s/ Alden C. Olson Alden C. Olson	Director	May 9, 2007

/s/ James B. Rogers, Jr. James B. Rogers, Jr.	Director	May 9, 2007

/s/ R. Keith Walton R. Keith Walton	Director	May 9, 2007

5

EXHIBIT INDEX

(a)(1)	—	Amended and Restated Articles of Incorporation. (Incorporated by reference to Exhibit (1) of the Registrant’s Amendment No. 11 to the Registrant’s Registration Statement (Filed on August 12, 1991, Securities Act File No. 33-40594; Investment Company Act File No. 811-4739) (‘‘Amendment No. 11”).)
(a)(2)	—	Articles Supplementary.**
(a)(3)	—	Articles of Amendment.**
(b)	—	Amended and Restated By-Laws. (Incorporated by reference to Exhibit 99.77Q1 OTHR EXBH to the Registrant’s N-SAR-A for the period ending June 30, 2004.)
(c)	—	Not applicable.
(d)(1)	—	Form of Subscription Certificate.*
(d)(2)	—	Form of Notice of Guaranteed Delivery.*
(e)	—	Distribution Reinvestment and Cash Purchase Plan.**
(f)	—	Not applicable.
(g)(1)	—	Investment Advisory Agreement with Zweig Advisors Inc. dated March 1, 1999. (Incorporated by reference to Exhibit A to the Registrant’s Proxy Statement dated January 19, 1999.)
(g)(2)	—	Amended and Restated Servicing Agreement by and among Phoenix/Zweig Advisers LLC and Zweig Consulting LLC dated March 2, 2004. (Incorporated by reference to Exhibit 99.77Q2 to the Registrant’s N-SAR-A for the period ending June 30, 2004.)
(g)(3)	—	Letter Agreement, dated February 2, 2007, between Phoenix/Zweig Advisers LLC and Zweig Consulting LLC.**
(h)	—	Not applicable.
(i)	—	Not applicable.
(j)	—	Custodian Contract with State Street Bank and Trust Company dated as of May 1, 1997.**
(k)(1)	—	Administration Agreement with Zweig/Glaser Advisers dated as of March 1, 1999. (Incorporated by reference to Exhibit (k)(1) of Amendment No. 16 to the Registrant’s Registration Statement (Securities Act File No. 333-84884; Investment Company Act File No. 811-4739) (‘‘Amendment No. 16”).)
(k)(2)	—	Assignment of Administration Agreement by Zweig/Glaser Advisers to Phoenix Equity Planning Corporation effective as of October 31, 1999. (Incorporated by reference to Exhibit (k)(2) of Amendment No. 16.)
(k)(3)	—	Letter Agreement, dated March 1, 2006, between Registrant and Phoenix Equity Planning Corporation with respect to the Administration Agreement.**
(k)(4)	—	Stock Transfer Agent Service Agreement with State Street Bank & Trust Company dated as of September 1, 1997. (Incorporated by reference to Exhibit (k)(3) of Amendment No. 13 to the Registrant’s Registration Statement (Securities Act File No. 333-46955; Investment Company Act File No. 811-4739).)
(k)(5)	—	Assignment of Stock Transfer Agent Service Agreement by State Street Bank & Trust Company to EquiServe Trust Co., N.A. (Incorporated by reference to Exhibit (k)(4) of Amendment No. 17 to the Registrant’s Registration Statement (Securities Act File No. 333-84884; Investment Company Act File No. 811-4739.)
(k)(6)	—	Form of Subscription Agent Agreement between the Registrant and Computershare Trust Company, N.A.*
(k)(7)	—	Form of Information Agent Agreement between the Registrant and Georgeson, Inc.*
(l)	—	Opinion and Consent of Katten Muchin Rosenman LLP.*
(m)	—	Not applicable.
(n)	—	Consent of PricewaterhouseCoopers LLP.*
(o)	—	Not applicable.
(p)	—	Not applicable.
(q)	—	Not applicable.
(r)(1)	—	Code of Ethics of the Registrant.**
(r)(2)	—	Code of Ethics of Phoenix/Zweig Advisers LLC.**
(r)(3)	—	Code of Ethics of Zweig Consulting LLC.**

Other Exhibits:  Powers of Attorney for George R. Aylward, Charles H. Brunie, Wendy Luscombe, Alden C. Olson, James B. Rogers, Jr. and R. Keith Walton.**

*	To be Filed by Amendment

**	Filed herewith